Exhibit 1 under Form N-1A
                               Exhibit 3(a) under Item 601/Reg S-K



                     INCOME FOUNDATION FUND, INCORPORATED

                      ARTICLES OF RESTATEMENT OF CHARTER

                              (Under Section 13)

     INCOME FOUNDATION FUND, INCORPORATED, a Maryland corporation, having its principal office in Baltimore City County, Maryland, (hereinafter called the "Corporation") hereby certifies to the State Tax Commission of Maryland that:

          FIRST:    The Corporation desires to restate its Charter as
presently in effect.

          SECOND:   That the provisions of the Charter presently in effect are as follows:

     FIRST:         That Income Foundations Fund, Incorporation was duly
incorporated under the laws of the State of Maryland on October 31st, 1934 and that the subscribers, DAVID W. BARTON, WILLIAM H. GORDON and NICHOLAS G. PENNMAN, III, the post office address of each being Mercantile Trust Building, Baltimore, Maryland, and all of full legal age, constitute all of the incorporators who signed the original Certificate of Incorporation.

SECOND:        The name of the corporation (hereinafter called the
Corporation), is the INCOME FOUNDATION FUND, INCORPORATED.
THIRD:         The purpose or purposes for which the Corporation is formed, and the business or objects to be carried on and promoted by it, are as follows:

  (1) To purchase or otherwise acquire, hold for investment or otherwise, sell, exchange or otherwise dispose of securities (which term "securities" shall for the purpose of this Article, without limitation of the generality thereof, be deemed to include any stocks, shares, bonds, debentures, notes, mortgages or other obligations, and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same or representing any other rights or interests therein or in any property or assets) created or issued by any persons, firms, associations, corporations, syndicates, combinations, organizations, governments or subdivisions thereof, and generally to deal in any such securities; and to exercise, as owner or holder of any securities, all rights, powers and privileges in respect thereof; provided, however, that the Corporation shall not -

       (a) Purchase any securities or evidences of interest therein on "margin", that is to say in a transaction in which it has borrowed all or a portion of the purchase price and pledged the purchased securities, or evidences of interest therein as collateral for the amount so borrowed;

       (b) Contract to sell any security or evidence of interest therein except to the extent that the same shall be owned by the Corporation and be available for delivery in satisfaction of any such sale;

       (c) Borrow any money or mortgage or pledge any of its property, real or personal;

       (d) Purchase the securities of any issuer if such purchase at the time thereof would cause more than five percent (5%) of the total assets of the Corporation (taken at market value) to be invested in the securities of such issuer. The foregoing limitation shall not apply to investments in Government securities as defined in the Investment Company Act of 1940;

       (e) Purchase securities of any issuer if such purchase at the time thereof would cause more than ten per cent (10%) of any class of securities of such issuer to be held by the Corporation. For this purpose all outstanding bonds and other evidences of indebtedness shall be deemed to be a single class of securities of the issuer, and all kinds of stock of an issuer preferred over the common stock as to dividends or in liquidation shall be deemed to constitute a single class regardless of relative priorities, series designations, conversion rights and other differences;

       (f) Purchase securities issued by any other investment company of investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan or merger or consolidation;

       (g) Invest more than 5% of the assets of the Corporation in securities of any issuer which has a record of less than three (3) years continuous operation including, however, in such three (3) years the operation of any predecessor company or companies, partnership or individual enterprise if the issuer whose securities are proposed as an investment for funds of the Corporation has come into existence as a result of a merger, consolidation, reorganization, or the purchase of substantially all the assets of such predecessor company or companies, partnership or individual enterprise;
       (h) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees, or security-holders is an officer or director of the Corporation, or is a member, officer, director or trustee of the Investment Adviser of the Corporation, if after the purchase of the securities of such issuer by the Corporation one or more of such persons owns beneficially more than one-half of one per cent (1/2%) of the shares or securities, or both (all taken at market value), of such issuer, and such persons owning more than one-half of one per cent (1/2%) of such shares or securities together own beneficially more than five per cent (5%) of such shares or securities, or both (all taken at market value);

       (i)     Invest in commodities, commodity contracts or real estate;

       (j) Engage in underwriting or agency distribution of securities issued by others;

       (k) Lend any of the assets of the Corporation to any person for any purpose whatsoever provided, however, that the purchase of holding of bonds, debentures, notes, certificates of indebtedness, or other securities of any issuer acquired at original issue or otherwise shall not be prohibited by this sub-paragraph.

  (2) To issue and sell shares of its own capital stock and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same, or representing any interest therein, in such amounts, on such terms and conditions, for such purposes and for such prices, now or hereafter permitted by the laws of Maryland and by this Certificate of Incorporation, as its Board of Directors may determine.

  (3) To purchase or otherwise acquire (without the vote or consent of the holders of any class of stock of the Corporation), hold, dispose of, transfer, reissue or cancel its own securities (including shares of its capital stock of any class), in any manner and to the extent now or hereafter permitted by the laws of said State and by this Certificate of Incorporation.

  (4) To sponsor, issue or in any manner further a plan or plans of savings or investment. In connection with any such plan the Corporation may enter into contracts with other deposits of monies with the Corporation or with some other designated payee, or with a trustee under an Indenture of Trust to which the Corporation is a party. Such sums to be used in the manner, to the extent, and under the conditions used in the manner, to the extent, and under the conditions set out in the contract and/or in the Deed of Trust for the purchase of securities, (which may be stock of the Corporation).

  (5) To conduct its business in all its branches at one or more offices in Maryland and elsewhere in any part of the world, without restriction or limit as to extent, and to acquire, use, hold, and dispose of, in any manner and for any purpose now or hereafter permitted by the laws of said therein, in said State or elsewhere, subject to the laws of the State or country in which located.

  (6) To carry out all or any of the foregoing objects and purposes as principal or agent, and alone or with associates, or, to the extent now or hereafter permitted by the laws of Maryland, as a member of, or as the owner or holder of any stock of, or shares or interest in, any firm, association, corporation, trust or syndicate; and in connection therewith to make or enter into such deeds or contracts with any persons, firms, associations, corporations, syndicates, governments or subdivisions thereof, and to do such acts and things and to exercise such powers, as a natural person could lawfully make, enter into, do or exercise.
  (7) To do any and all such further acts and things and to exercise any and all such further powers as may be necessary, appropriate or desirable for the accomplishment, carrying out or attainment of all or any of the foregoing purposes or objects.

     The foregoing objects and purposes shall, except as otherwise expressly provided, be in no way limited or restricted by reference to , or inference from, the terms of any other clause of this or any other Article of this Certificate of Incorporation, and shall each be regarded as independent, and construed as powers as well as objects and powers shall not be construed to limit or restrict in any manner the meaning of general terms or the general powers of the Corporation now or hereafter conferred by the laws of the State of Maryland, nor shall the expression of one thing be deemed to exclude another though it be of like nature, not expressed.

          FOURTH:   The post office address of the place at which the
principal office of the Corporation in the State of Maryland will be located is 32 South Street, Baltimore, Maryland.

          The name of the Corporation's resident agent in charge of said principal office is DAVID W. BARTON, whose post office address is 32 South Street, Baltimore, Maryland, Said resident agent is a citizen of the State of Maryland and actually resides therein.

          FIFTH:

          (1) The total amount of the authorized capital stock of the Corporation is $2,000,000., consisting of 20,000,000 shares of Common Stock of the par value of ten cents (10c) per share, all of one class.

          (2) At all times each Stockholder of the Corporation shall be entitled to one vote for each share of stock standing in his name on the books of the Corporation.

          (3)
          (a) Each Stockholder of the Corporation shall be entitled to require the Corporation to purchase all or nay part of the shares of such Stockholder at the net asset value thereof (as hereinafter defined in Section
(10) of Article SEVENTH hereof) as determined by or on behalf of the Board of Directors. Certificates representing shares to be so purchased shall be presented at the office of the Custodian, duly endorsed or accomplished by a proper instrument of transfer, together with a request that the Corporation purchase the shares represented thereby. If the date of deposit is a day other than Saturday upon which a determination of net asset value as of the close of business is required by Section (10) of Article SEVENTH hereof to be made, or is made, and if such shares are deposited prior 12:00 o'clock noon then the purchase price shall be the net asset value as of the close of business on the first day upon which a determination of the net asset value is so made or required to be made next succeeding the date on which such shares are so deposited. Payment for such shares shall be made by the Corporation to the Stockholder within seven (7) days after the date upon which the shares are deposited. If the determination of the purchase price is postponed beyond the date on which it would normally occur by reason of a declaration by the Board of Directors suspending determination of the net asset value pursuant to Section (10) of Article SEVENTH the right of the Stockholder to have his shares purchased by the Corporation shall be similarly suspended and he may withdraw his certificate or certificates from deposit if he so elects; or if he does not so elect the purchase price shall be the net asset value of shares deposited determined as of the close of business upon the first day after the suspension upon which such a determination is made.

          (b) The Corporation may, however, purchase shares of the Corporation by agreement with the owner thereof (i) at a price not exceeding the net asset value per share at the time the purchase or contract of purchase is made, or (ii) a price not exceeding the net asset value per share to become effective at some later time.

          (4) Subject to the exceptions noted below the Corporation shall pay and distribute in each fiscal year such amounts (hereinafter called "income distributions") which are approximately equal to the net income, exclusive of profits of losses realized on the sale of securities or other property, for such fiscal year, determined by the Board of Directors in accordance with good accounting practice (which in the discretion of the Board may be adjusted for net amounts included as accrued net income in the price of shares of the Corporation issued or repurchased). In the event the net income of the Corporation exceeds the amount distributed by less than one cent per share outstanding at the record date for the final dividend, of Directors may also in its dissertation pay and distribute additional amounts (hereinafter called "capital gains distributions") which shall not substantially exceed the excess of profits over losses on sale of securities or other property for such fiscal year. The record dates to determine the Stockholders entitled to each distribution and the dates of payment thereof shall be as determined by the Board of Directors. Under no circumstances shall the Board of Directors cause any distribution to be made from the paid-in surplus of the Corporation. Inasmuch as the computation of net income and capital gains for Federal income tax purposes may vary from the computation thereof on the books, the provisions of this Section (4) of Article FIFTH shall be interpreted to give to the Board of Directors power in its discretion to distribute for any fiscal year as income distributions and as capital gains distributions, respectively, amounts sufficient to enable the Corporation to avoid or reduce liability for taxes.

          (5) The Board of Directors shall have power at any time, and from time to time, to declare any distributions authorized by Section (4) of this Article FIFTH, payable at the election of the Stockholders (whether exercised before or after the declaration of the distribution) either in cash or in shares of capital stock, provided that the sum of (i) the cash distributions actually paid to any Stockholder and (ii) the net asset value of the shares which that Stockholder elects to receive, in effect at such time at or after the election as the Board of Directors may specify shall not exceed the full amount of cash to which that Stockholder would be entitled if he elected to receive only cash. In the case of a distribution payable in cash or shares of capital stock at the election of a Stockholder, the Board of Directors may prescribe whether a Stockholder failing to express his election before a given time shall be deemed to have elected to take shares rather than cash, or to take cash rather than shares, or to take shares with cash adjustment for fractions.

          (6) Notwithstanding any provision of law requiring any action to be taken or authorized by the affirmative vote of the holders of a designated proportion of the shares of stock of the Corporation, or to be otherwise taken or authorized by a vote of the Stockholders, such action shall be effective and valid if taken or authorized by the affirmative vote of the holders of a majority of the total number of shares of all classes outstanding and entitled to vote thereon, except as otherwise provided in this Certificate of Incorporation, or any amendment hereto.

          (7) No holder of any class of stock of the Corporation shall, as such holder, have any right to purchase or subscribe for any shares of the capital stock of the Corporation of any class which it may issue or sell (whether out of the number of shares authorized by this Certificate of Incorporation, or by any amendment hereto, or out of any shares of capital stock of the Corporation acquired by it after the issue thereof).

          (8) All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of the Certificate of Incorporation.

          SIXTH:    The number of Directors of the Corporation shall be eight
(8), and the names of those at the time in office are as follows: DAVID W. BARTON, JOHN F. DONAHUE, THOMAS J. DONNELLY, CHARLES A. FAGAN, JR., JOSEPH A. HAGUE, F. BARTON HARVEY, WILLIAM L. JACOB and JAMES E. MUTRIE.

          SEVENTH: The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the Directors and Stockholders:

          (1) The By-Laws of the Corporation may fix the number of Directors at a number greater than that named in this Certificate of Incorporation, provided that in no case shall the number of Directors be less than three, and may authorize the Board of Directors, by the vote of a majority of the entire Board of Directors, to increase or decrease the number of Directors fixed by this Certificate of Incorporation or by the By-Laws within a limit specified in the By-Laws, and to fill the vacancies created by any increase in the number of Directors. Unless otherwise provided by the By-Laws of the Corporation, the Directors of the Corporation need not be Stockholders therein.

          (2) The Board of Directors shall have power, if, authorized by the By-Laws, to designate be resolution or resolutions adopted by a majority of the whole Board of Directors, one or more committees, each committee to consist of two or more of the Directors of the Corporation, which to the extent provided in said resolutions or in the By-Laws of the Corporation and permitted by the laws of Maryland, shall have an may exercise any or all of the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it.

          (3) The Board of Directors shall, subject to the laws of Maryland, have power to determine from time to tome what conditions and regulations any accounts and books of the Corporation or any of them shall be open to inspection of the Stockholders; and no Stock holder shall have any right to inspect any account or book or document of the Corporation except as conferred by the laws of Maryland unless and until authorized so to do by resolution of the Board of Directors or of the Stockholders; provided, however, that the Corporation shall mail to Stockholders semi-annual financial statements of the Corporation and such other financial information as may be from time to time prescribed by the Investment Company Act of 1940 and the rules and regulations of the Securities and Exchange Commission.

          (4)  Any Director, or any officer, elected or appointed by the Board
o Directors or by any committee of said Board, or by the Stockholders or otherwise, may be removed at any time, with or without cause, in such lawful manner as may be provided in the By-Laws of the Corporation.

          (5) If the By-Laws so provide, the Board of Directors of the Corporation shall have power to hold their meetings, to have an office or offices and, subject to the provisions of the laws of Maryland, to keep the books of the Corporation, outside of said State at such places as may from time to time be designated by them.

          (6) The Corporation shall at all times cause its securities to be held by a Trustee or Custodian which shall be a Bank or Trust Company have an aggregate capital, surplus and undivided profit (as shown in its last published report) of at least Two Million ($2,000,000.) Dollars. The Trustee or Custodian shall also receive all monies due to the Corporation and shall deposit same in its banking department Corporation and shall deposit same in its banking department or elsewhere as the Board of Directors may direct. The Board of Directors may at its discretion enter into agreements with the Trustee or Custodian authorizing it to act as agent for the Corporation in the disbursement of dividends, purchase and sale of securities, redemption of the Corporation's securities, delivery of proxies, maintenance of books and accounts and the performance of such other services as the Board may deem advisable. All agreements with the trustee or Custodian shall be subject to applicable State law, this Certificate of Incorporation, the By-Laws of the Corporation and the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission. In the event of the resignation, removal or inability of such Trustees or Custodian to serve, the Corporation hereinabove mentioned shall be delivered directly to such successor Custodian. In the event no such successor Trustee or Custodian can be found the Board of Directors of the Corporation shall call a Special Meeting of Stockholders to determine whether the Corporation shall be liquidated or shall function without a Trustee or Custodian.

          (7) Shares of stock in other corporations shall be voted by such officer or officers of the Corporation as the Board of Directors shall designate for the purpose, or by a proxy or proxies thereunto duly authorized by the Board of Directors, except as otherwise ordered by vote of the holders of a majority of the shares of the Corporation outstanding and entitled to vote in respect thereto.

          (8)
          (a) The Corporation shall not deal with its officers or Directors or any firm of which any officer or Director may be a member or with any corporation or joint-stock association of which any of the Corporation's officers or Directors may be an officer or Director, as principals in making purchases of securities (other than stock or other securities which may be issued by the Corporation) or in making sales of securities purchased (other than such stock or other securities issued by the Corporation), nor shall the Corporation make any loan to any of its officers or Directors or any firm of which any officer or Director may be a member or any corporation or joint-stock association of which any of the Corporation's officers or Directors may be an officer or Director, but any officer or Director of this Corporation, either directly or through a partnership, association or corporation, may act as broker and may accept the customary brokerage commissions in the purchase and/or sale of securities for account of the Corporation, and may purchase or sell, or act as banker or dealer or agent in connection with the sale of stock, warrants and any other securities which may be issued by the Corporation, and may be an officer and/or Director and/or Stockholder of any corporation the securities of which may be owned by the Corporation, and each and every person who may become an officer or Director of this Corporation is hereby relieved from any liability that might otherwise exist from contracting as aforesaid with this Corporation for the benefit of himself or any partnership, association or corporation in which he may be interested.

          (b) Subject only to the provisions of Subdivision (a) of this paragraph (8), and Director of officer individually, or any firm of which and Director of officer may be a member, or any corporation or joint-stock association of which any Director of officer may be an officer, director or stockholder, may be a party to, or may be pecuniarily or otherwise interested in, any contract of transaction of the Corporation, and in the absence of fraud no contract or other transaction shall be thereby affected or invalidated; provided, that in case a Director, or a firm, corporation or association of which a Director is a member, officer or director is so interested, such fact shall be disclosed or shall have been known to the Board of Directors or a majority thereof. Any Director of the Corporation who is so interested or who is also a director of officer of such other corporation or association or a member of such firm which is so interested, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the Corporation which shall authorize any such contract or transaction with like force and effect as if he were not such director or officer of such other corporation or association or not so interested or a member of a firm so interested.

          (c) The Corporation may enter into exclusive or non-exclusive underwriting contract or contracts for the sale of its shares whereby the Corporation may either agree to sell shares to the Underwriter or appoint such Underwriter as its sales agent for such shares. The Underwriter or any company contracting with the Underwriter may at the discretion of the Board of Directors act as Sponsor of a plan or plans for the accumulation of shares of the Corporation. From time to time the Corporation may also enter into contracts for investment advisory, management and administrative services.
The terms and conditions, methods of authorization, renewal, amendment and termination of the aforesaid contracts shall be as determined at the discretion of the Board of Directors subject, however, to the provisions of this Certificate of Incorporation, the By-Laws of the Corporation, applicable State law, and the Investment Company Act of 1940 and the rules and regulations of the Securities and Exchange Commission.

     (9) The Board of Directors of the Corporation is empowered to authorize the issuance from time to time of shares of its stock of any class for such cash consideration as said Board of Directors may deem advisable provided that said cash consideration, exclusive of any commissions or discounts, shall not be less than the net asset value thereof, as hereinafter determined in Section (10) of Article SEVENTH hereof, and in no event less than the par value of said shares. When an underwriting contract is in effect pursuant to Section (8)(c) of Article SEVENTH the time of sale shall be the time when an unconditional order is placed with the Underwriter, unless the order is an unconditional order to be executed at the public offering price to be established by a calculation of net asset value later to become effective, in which event the time of sale shall be the time when such net asset value becomes effective. Such contract may provide for the sale of shares either at a price based on the net asset value in effect when the order is placed with the Underwriter or at a price based on such later effective net asset value. No shares shall be sold by the Corporation (although shares previously contracted to be sold may be issued upon payment therefor) during any period when the determination of net asset value is suspended by declaration of the Board of Directors pursuant to the provisions of Section (10) of the Article SEVENTH hereof. In connection with the acquisition by merger or otherwise of all or substantially all the assets of another investment company, corporation or trust, the Board of Directors may issue or cause to be issued shares of the Corporation and accept in payment thereof such assets at market value in lieu of cash, provided that such assets are of the character in which the Board of Directors are permitted to invest the funds of the Corporation.

     (10) The net asset value of each share of the Corporation outstanding shall be determined by the Board of Directors as of the close of business on each business day (which term shall, wherever it appears in this instrument, be deemed to mean each day when the New York Stock Exchange is open). The power and duty to determine net asset value may be delegated by the Board of Directors from time to time to one or more of the directors and officers of the Corporation, to the other party to any contract entered into pursuant to sub-paragraph (c) of Section (8) of Article SEVENTH hereof, or to the Custodian or a transfer agent. The net asset value determined as of the close of business on any particular business day shall become effective for the purposes of Section (9) of Article SEVENTH and Section (3) of Article FIFTH hereof at such hour, not later than the opening of business on the New York Stock Exchange the next following business day, as may from time to time be fixed by the Board of Directors. The Board of Directors may also determine or cause to be determined the net asset value as of any particular time in addition to the closing time of each day when the New York Stock Exchange is open and fix the hour of that day when the net asset value so determined shall become effective. Such additional or interim determination may be made either by appraisal or by calculation or estimate. Any such calculation or estimate shall be based on changes in the market value of representative or selected securities or on changes in recognized market averages since the last closing appraisal, and made in a manner which in the opinion of the Board of Directors will fairly reflect the changes in the net asset value. At any time when the New York Stock Exchange is closed (other than customary week-end and holiday closings), the Board of Directors may cause the net asset value to be determined by appraising all securities at last sale prices, or at not more than the current asked not less than the current bid prices, in the over-the-counter or other markets, and all other assets at fair value in the best judgment of the Board of Directors may fix the time when the net asset value so determined shall become effective. In each case the net asset value shall remain effective until a new asset value shall be so determined and become effective.

          The Board of Directors may declare a suspension of the determination of net asset value for the whole or any part of any period (a) during which the new York Stock Exchange is closed other than customary weekend and holiday closings, (b) during which trading on the New York Stock Exchange is restricted, (c) during which an emergency exists as a result of which disposal by the Corporation of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Corporation fairly to determine the value of its net assets, or (d) during such other periods as the Securities and Exchange Commission may by order permit for the protection of security holders of the Corporation provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. Such suspension shall take effect at such time as the Board of Directors shall specify but not later than the close of business on the business day next following the declaration, and thereafter there shall be no determination of net asset value until the Board of Directors shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (b) or (c) shall have expired (as to which in the absence of an official ruling by the Securities and Exchange Commission or succeeding authority, the determination of the Board of Directors shall be conclusive).

          The net asset value of each share of the Corporation as of any particular time shall be the quotient (adjusted in the event of a fractional cent, in such manner as may be determined by the Board of Directors) obtained by dividing the value, as of such time, of the net assets of the Corporation (i.e., the value of the assets of the Corporation less its liabilities exclusive of capital and surplus) by the total number of shares outstanding (exclusive of treasury shares) at such time, all determined and computed as follows:

          A. The assets of the Corporation shall be deemed to include (a) all cash on hand, on deposit, or on call, including any interest accrued thereon, (b) all bonds, bills and notes and accounts receivable, (c) all shares of stock, subscription rights and other securities, including without limitation, bonds, certificates and noted of the United States Government owned or contracted for by the Corporation, other than its own capital stock, (d) all stock and cash dividends or distributions receivable by the Corporation which have been declared and are ex-dividend to shareholders of record at or before the time as of which the net asset value is being determined, (e) all interest accrued on any interest-bearing securities owned by the Corporation and (f) all other property of every kind and nature including prepaid expenses; the valued of such assets to be determined as follows:

               (i) The value of any cash on hand, on deposit, or on call, bills and notes and accounts receivable, prepaid expenses, cash dividends and interest declared or accrued as aforesaid and not yet received, shall be deemed to be the face amount thereof unless the Board of Directors shall have determined that any such item is not worth the face amount thereof, in which event the value thereof shall be determined in good faith by the Board of Directors;

               (ii) The value of any share of stock, subscription right or other security which shall be listed or dealt in upon the New York Stock Exchange or upon the American Stock Exchange shall be determined by taking the closing sale price (or lacking any sales, not less than the closing bid price not more than the closing asked price therefor) on the date as of which the net asset value is being determined, all as reported by any report in common use or authorized by the New York Stock Exchange or the American Stock Exchange, as the case may be;

               (iii) The value of any share of stock, subscription right or other security which shall not be listed or dealt in on either of such Exchanges, shall be determined in the manner described in the next preceding sub-paragraph if listed or dealt in on any other Exchange; and,

               (iv) In the case of any share of stock or subscription right or property for which no price quotations are available as above provided, the value thereof shall be determined from time to time in such manner as the Board of Directors shall from time to time deem appropriate.

          B.   The liabilities of the Corporation shall be deemed to include
          (a) all bills and notes and account payable, (b) all administrative expenses payable and/or accrued, (including investment advisory, management and administrative services fees), (c) all contractual obligations for the payment of money or property, including the amount of any unpaid dividends upon the Corporation's shares, declared to shareholders of record at or before the time as of which the net asset value is being determined, (d) all reserves authorized or approved by the Board of Directors for taxes or contingencies, and (e) all other liabilities of the Corporation of whatsoever kind and nature except liabilities represented by outstanding capital stock and surplus of the Corporation.

          C.   For the purposes hereof -

               (i) Share of the Corporation sold shall be deemed to become outstanding at the close of business on the day on which the contract of sale is made, and the sale price thereof (less commission, if any, and less any stamp or other tax payable by the Corporation in connection with the issuance thereof) shall thereupon be deemed an asset of the Corporation.

               (ii) Shares of the Corporation tendered for purchase by the Corporation under sub-paragraphs (a) and (b) of Section (3) Article FIFTH shall be deemed to be outstanding at the close of business on the day as of which the purchase price is determined, and thereafter shall be deemed treasury stock and, until paid the price thereof shall be deemed to be a liability of the Corporation.

               (iii) Credits and contractual obligations payable to the Corporation in foreign currency and liabilities and contractual obligations payable by the Corporation in foreign currency shall be taken at the current cable rate of exchange as nearly as practicable at the time as of which the net asset value is computed.

     (11) No officer or director of the Corporation or of any investment advisory company or management company not the Corporation itself nor such investment advisory or management company shall take long or short positions in respect of any shares of stock issued by this Corporations provided that:

          (a) Nothing herein shall prevent the Corporation or any Underwriter from purchasing from the Corporation shares of stock issued by the Corporation provided that order to purchase from the Corporation are entered with the Corporation by the Corporation or such Underwriter upon receipt by it of purchase orders for the shares of stock of the Corporation and provided such purchases are not in excess of purchase order received by such Corporation or Underwriter;

          (b) Nothing herein shall prevent the Corporation or any distributor or underwriter from maintaining a market for the shares of stock issued by the Corporation in the capacity of agent for the Corporation;

          (c) Nothing herein shall prevent the purchase from the Corporation of shares of stock of the Corporation by the Officers or Directors of the Corporation or of any investment advisory company, management company or underwriter or distributor of the Corporation at the prices available to the public at the moment of such purchase or to the extent that any such person is a Stockholder at the price available to Stockholders of the Corporation generally at the moment of such purchase.

     (12) In addition to the powers and authorities conferred upon them by this Certificate of Incorporation or by statute, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject nevertheless to the provisions of applicable State law, this Certificate of Incorporation, the By-Laws of the Corporation, the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission.

     EIGHTH:   All subscription rights, warrants, regular stock dividends and any rights and property received by the Corporation upon its investments may be sold, availed of or retained in the discretion of the Board of Directors. The Board of Directors shall have full power, in accordance with good accounting practice, to determine what is principal and what is income, all subject to any applicable provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission.

     NINTH:    From time to time, when authorized by a majority vote of the outstanding stock of the Corporation, any of the provisions of this Certificate of Incorporation may be amended, altered or repealed, (except in any amendment which authorizes the issuance of any class of stock other than common stock or changes or permits the change of the terms of any of the then outstanding stock by classification, reclassification or otherwise, which amendments may only be authorized by a vote of three-fourths of the entire outstanding stock of the Corporation), and other provisions authorized by the statutes of the State of Maryland at the time in force may be added or inserted in the manner at the time prescribed by said statutes, and all rights at any time conferred upon the Stockholders of the Corporation by its Certificate of Incorporation are granted subject to the provisions of this Article NINTH.

     THIRD:    The provisions set forth in paragraph SECOND above are all the provisions of the Charter of the Corporation presently in effect.

     FOURTH:   The Restatement of the Charter of the Corporation has been authorized by a majority of the entire Board of Directors of the Corporation at a meeting duly convened and held on March 21, 1960.

     FIFTH:    No amendment of the Charter of the Corporation is being
effected by these Articles of Restatement of Charter except as specifically permitted by Section 13 of Article 23 of the Code of Public General Laws of Maryland.


     IN WITNESS WHEREOF INCOME FOUNDATION FUND, INCORPORATED, has caused these presents to be signed in its name and on its behalf by its President, or one of its Vice-Presidents and its corporation seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries, on March 21, 1960.

ATTEST              INCOME FOUNDATION FUND, INCORPORATED

/s/ Ralph A. Alexander   By: /s/ John F. Donahue
     Secretary                John F. Donahue, President


COMMONWEALTH OF PENNSYLVANIA       )
                                   )   SS:
COUNTY OF ALLEGHENY                )
     I hereby certify that on March 21, 1960, before me, the subscriber, a Notary Public of the Commonwealth of Pennsylvania in and for the County of Allegheny, personally appeared JOHN F. DONAHUE, President of INCOME FOUNDATION FUND, INCORPORATED, a Maryland Corporation, and in the name and on behalf of said Corporation acknowledged the foregoing Articles of Restatement of Charter to be the corporate act of said Corporation and at the same time personally appeared RALPH A. ALEXANDER and made oath in due form of law that he was Secretary of the meeting of the Board of Directors of said Corporation which the Restatement of Charter of the Corporation as therein set forth was approved, and that the matters and facts set forth in said Articles of Restatement of Charter are true to the best of his knowledge, information and belief.

     WITNESS my hand and Notarial seal, the day and year last above written.


                                   /s/ Helen B. Walters
                                        Notary Public



                     INCOME FOUNDATION FUND, INCORPORATED
                            ARTICLES OF REDUCTION
                              (Under Section 31)


     INCOME FOUNDATION FUND, INCORPORATED, a Maryland corporation having its principal office in Baltimore City County, Maryland, (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The stated capital of the Corporation is hereby reduced from $1,254,735.7714 to $1,164,619.1465.

     SECOND:
             (a) The amount of stated capital of the Corporation prior to reduction is $1,254,735.7714, of which the total amount $1,254,735.7714, in amount, is represented by 12,547,357.714 shares of the par value of $ .10 per share of Common stock.
             (b) The amount of the reduction of the stated capital of the Corporation hereby made is $90,116.6249, all of which represents a reduction in the stated capital of the Common stock.
             (c) The method of effecting such reduction is by retiring 901,166.249 shares of the Common stock held by the Corporation.
             (d) The amount of stated capital of the Corporation as hereby reduced is $1,164,619.1465, of which $1,164,619.1465 in amount is represented by 11,646,191.465 issued shares of the par value of $ .10 per share of Common stock.

     THIRD:   The Board of Directors of the Corporation at a meeting duly convened and held on March 10, 1964, duly authorized the reduction in the stated capital of the Corporation hereinabove set forth.

     IN WITNESS WHEREOF, INCOME FOUNDATION FUND, INCORPORATION has caused these presents to be signed in its name and on its behalf by its President or one of its Vice Presidents and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries, on March 12, 1964.

                  INCOME FOUNDATION FUND, INCORPORATED
                  By: /s/ John D. Donahue
                     John F. Donahue, President


ATTEST:
/s/ Edward C. Gonzales
Edward C. Gonzales, Ass't. Secretary


COMMONWEALTH OF PENNSYLVANIA       )
                                   )   SS:
COUNTY OF ALLEGHENY                )

     I hereby certify that on March 12, 1964, before me, the subscriber, a Notary Public of the Commonwealth of Pennsylvania in and for the County of Allegheny, personally appeared JOHN F. DONAHUE, President of INCOME FOUNDATION FUND, INCORPORATED, a Maryland Corporation, and in the name and on behalf of said Corporation acknowledged the foregoing Articles of Reduction to be the corporate act of said Corporation and at the same time personally appeared EDWARD C. GONZALES, Assistant Secretary, and made oath in due form of law that he was Assistant Secretary of the meeting of the Board of Directors of said Corporation which the reduction of the stated capital of the corporation therein set forth was authorized, and that the matters and facts set forth in said Articles of Reduction are true to the best of his knowledge, information and belief.

     WITNESS my hand and Notarial seal, the day and year last above written.


                                   /s/ Helen B. Walters
                                        Notary Public



                     INCOME FOUNDATION FUND, INCORPORATED
                            ARTICLES OF REDUCTION
                              (Under Section 31)
     INCOME FOUNDATION FUND, INCORPORATED, a Maryland corporation having its principal office in Baltimore City County, Maryland, (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The stated capital of the Corporation is hereby reduced from $1,534,288.0606 to $1,394,320.4525.

     SECOND:
             (a) The amount of stated capital of the Corporation prior to reduction is $1,534,288.0606, of which the total amount $1,534,288.0606, in amount, is represented by 15,342,880.606 shares of the par value of $ .10 per share of Common stock.
             (b) The amount of the reduction of the stated capital of the Corporation hereby made is $139,967.6081, all of which represents a reduction in the stated capital of the Common stock.
             (c) The method of effecting such reduction is by retiring 901,166.249 shares of the Common stock held by the Corporation.
             (d) The amount of stated capital of the Corporation as hereby reduced is $1,394,320.4525, of which $1,394,320.4525 in amount is represented by 13,943,204.525 issued shares of the par value of $ .10 per share of Common stock.

     THIRD:   The Board of Directors of the Corporation at a meeting duly convened and held on November 17, 1965, duly authorized the reduction in the stated capital of the Corporation hereinabove set forth.

     IN WITNESS WHEREOF, INCOME FOUNDATION FUND, INCORPORATION has caused these presents to be signed in its name and on its behalf by its President or one of its Vice Presidents and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries, on February 25, 1966.
                  INCOME FOUNDATION FUND, INCORPORATED
                  By: /s/ John D. Donahue
                     John F. Donahue, President


ATTEST:
/s/ Charles A. Fagan, III
Charles A. Fagan, III, Assistant. Secretary


COMMONWEALTH OF PENNSYLVANIA       )
                                   )   SS:
COUNTY OF ALLEGHENY                )

     I hereby certify that on February 25, 1966, before me, the subscriber, a Notary Public of the Commonwealth of Pennsylvania in and for the County of Allegheny, personally appeared JOHN F. DONAHUE, President of INCOME FOUNDATION FUND, INCORPORATED, a Maryland Corporation, and in the name and on behalf of said Corporation acknowledged the foregoing Articles of Reduction to be the corporate act of said Corporation and at the same time personally appeared CHARLES A. FAGAN, III, Assistant Secretary, and made oath in due form of law that he was Assistant Secretary of the meeting of the Board of Directors of said Corporation which the reduction of the stated capital of the corporation therein set forth was authorized, and that the matters and facts set forth in said Articles of Reduction are true to the best of his knowledge, information and belief.

     WITNESS my hand and Notarial seal, the day and year last above written.


                            /s/ Helen B. Walters
                                        Notary Public
                            My Commission Expires February 5, 1967




                     INCOME FOUNDATION FUND, INCORPORATED
                            ARTICLES OF AMENDMENT
                            (Under Sections 11-12)

     INCOME FOUNDATION FUND, INCORPORATED, a Maryland corporation having its principal office in Baltimore City, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Charter of the Corporation is hereby amended by striking out paragraph (1) of ARTICLE FIFTH which presently reads as follows:
     "(1) The total amount of the authorizes capital stock of the Corporation is $2,000,000, consisting of 20,000,000 shares of Common stock of a par value of ten cents (10 cents) per share, all of one class."

     and inserting in place thereof a new paragraph (1) to read as follows:

     "(1) The total amount of the authorized capital stock of the Corporation is $10,000,000, consisting of 20,000,000 shares of Common Stock of the par value of fifty-cents ($.50) per share, all of one class. Each share of Common stock of the Corporation of the par value of ten cents (10 cents) per share issued and outstanding or held i the treasury of the Corporation is hereby reclassified and changed into one-fifth (1/5th) of one fully-paid and non-assessable share of Common Stock of the Corporation of the par value of fifty-cents ($.50) each, and each holder of record of one or more shares of Common Stock of the Corporation of the par value of ten cents (10 cents) per share as of the close of business on the date that Articles of Amendment setting forth this amendment to the charter of the Corporation are filed and accepted for record by the State Department of Assessments and Taxation of Maryland shall be entitled to receive, as soon as practicable upon surrender of a certificate for such shares of the Common Stock of a par value of ten cents (10 cents) per share, a certificate or certificates representing one-fifth of one share of Common Stock of the par value of fifty cents ($.50) per share for each one share of Common Stock of the par value of ten cents (10 cents) per share represented by the certificate of such holder."

     SECOND: The Board of Directors of Corporation at a meeting duly convened and held on November 17, 1965 adopted a resolution in which was set forth the foregoing amendment to the Charter declaring that the said amendment of the Charter was advisable and directing that it be submitted for action thereon at the Annual Meeting of Stockholders of the Corporation to be held on March 14, 1966 or at any adjournment or adjournments thereof.

     THIRD: Notice setting forth the said amendment of the Charter and stating that the purpose of the meeting of the stockholders would be to take action thereon, was given, as required by law, to all stockholders entitled to vote thereon; and like notice was given to all stockholders of the Corporation not entitled to vote thereon, whose contract rights as expressly set forth in the Charter would be altered by the amendment.

     FOURTH: The amendment of the Charter of the Corporation as herein set forth was approved by the Stockholders of the Corporation at the Annual Meeting of the Stockholders, held on March 14, 1966 by the affirmative vote of three-fourths of each class of stock entitled to vote thereon, as required by the Charter of the Corporation.

     FIFTH: The amendment of the Charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved by the Stockholders of the Corporation.
     SIXTH:
          (a)The total number of shares of all classes of stock of the Corporation heretofore authorized and the number and par value of the shares of each class are as follows:
             20,000,000 shares of Common Stock of a par value of ten cents (10 cents) per share;

          (b)The total number of shares of all classes of stock of the Corporation as increased, and the number and par value of the shares o f each class, are as follows:
             20,000,000 shares of Common Stock of a par value of fifty cents ($.50) per share;

          (c)The capital stock of the Corporation is not divided into classes.

          IN WITNESS WHEREOF, INCOME FOUNDATION FUND, INCORPORATED has caused these presents to be signed in its name and on its behalf by its President or one of its Vice Presidents and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries on March 14, 1996

ATTEST              INCOME FOUNDATION FUND INCORPORATED

/s/ V. William Efthim    By: /s/  John F, Donahue
     Secretary                President

CORPORATE SEAL


COMMONWEALTH OF PENNSYLVANIA       )
                                   )   SS:
COUNTY OF ALLEGHENY                )

     I hereby certify that on March 14, 1966, before me, the subscriber, a Notary Public of the Commonwealth of Massachusetts in and for the County of Suffolk, personally appeared JOHN F. DONAHUE, President of INCOME FOUNDATION FUND, INCORPORATED, a Maryland Corporation, and in the name and on behalf of said Corporation acknowledged the foregoing Articles of Amendment to be the corporate act of said Corporation and at the same time personally appeared V. WILLIAM EFTHIM, and made oath in due form of law that he was Secretary of the meeting of the stockholders of said corporation at which the amendment of the Charter of the Corporation therein set forth was approved, and that the matters and facts set forth in said Articles of Amendment are true to the best of his knowledge, information and belief.

     WITNESS my hand and Notarial seal, the day and year last above written.


                            /s/ Helen A. Magoon
                                        Notary Public
                            My Commission Expires October 27, 1972
SEAL



                     INCOME FOUNDATION FUND, INCORPORATED

                            ARTICLES OF AMENDMENT
                            (Under Sections 11-12)

     INCOME FOUNDATION FUND, INCORPORATED, a Maryland Corporation having its principal office in Baltimore City, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:
     FIRST: The Charter of the Corporation is hereby amended as follows:

            1. By striking out Section (3)(a) of Article FIFTH and substituting in its place the following:
               "FIFTH;   (3)(a)  Each Stockholder of the Corporation shall be
entitled to require the Corporation to purchase all or any part of the shares of such Stockholder at the net asset value thereof (as hereinafter defined in Section (10) of Article SEVENTH hereof) as determined by or on behalf of the Board of Directors. Certificates representing shares to be so purchased shall be presented at the office of the Custodian, duly endorsed or accompanied by a proper instrument of transfer, together with a request that the Corporation purchase the shares represented thereby. If the date of deposit is a day other than Saturday upon which a determination of net asset value as of the close of business is required by Section (10) of this Article SEVENTH to be made, or is made, and if such shares are deposited prior to the close of business of the New York Stock Exchange the redemption price shall be the net asset value as of the close of business on such day. If the day of deposit is not such a day, or such shares are deposited after the close of business of the New York Stock Exchange, then the redemption price shall be the net asset value as of the close of business on the first day upon which a determination of the net asset value is so made or required to be made next succeeding the date on which such shares are so deposited. Payment for such shares shall be made by the Corporation to the Stockholder within seven (7) days after the date upon which the shares are deposited. If the determination of the purchase price is postponed beyond the date on which it would normally occur by reason of a declaration by the Board of Directors suspending determination of the net asset value pursuant to Section (10) of Article SEVENTH the right of the Stockholder to have his shares purchased by the Corporation shall be similarly suspended and he may withdraw his certificate or certificates from deposit if he so elects; or if does not so elect the purchase price shall be determined as of the close of business upon the first day after the suspension upon which a determination is made."
     SECOND:The Board of Directors of the Corporation on February 12, 1969 adopted a resolution in which was set forth the foregoing amendments to the Charter declaring that the said amendments of the Charter were advisable and directing that they be submitted for action thereon at the Annual Meeting of Stockholders of the Corporation to be held on March 10, 1996 or at any adjournment or adjournments thereof.
     THIRD: Notice setting forth the said amendments of the Charter and stating that the purpose of the meeting of the stockholders would be to take action thereon, was given, as required by law, to all stockholders entitled to vote thereon; and like notice was given to all stockholders of the Corporation not entitled to vote thereon, who contract rights as expressly set forth in the Charter would be altered by the amendments.
     FOURTH:The amendments of the Charter of the Corporation as herein set forth were approved by the Stockholders of the Corporation at the Annual Meeting of Stockholder, held on March 10, 1969, by all voted entitled to be cast thereon as required by the Articles of Incorporation.
     FIFTH: The amendments of the Charter of the Corporation as hereinabove set forth have been duly advised by the Board of Directors and approved by the Stockholders of the Corporation.

     IN WITNESS WHEREOF, INCOME FOUNDATION FUND, INCORPORATION has caused these presents to be signed in its name and on its behalf by its President or one of its Vice Presidents and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries, on March 12, 1969.

ATTEST:             INCOME FOUNDATION FUND, INCORPORATED

/s/Charles A. Fagan, III           By:  /s/ John F. Donahue

Assistant Secretary                President
COMMONWEALTH OF PENNSYLVANIA       )
                                   )   SS:
COUNTY OF ALLEGHENY                )

     I hereby certify that on March 12, 1969, before me, the subscriber, a Notary Public of the Commonwealth of Pennsylvania in and for the County of Allegheny, personally appeared JOHN F. DONAHUE, President of INCOME FOUNDATION FUND, INCORPORATED, a Maryland Corporation, and in the name and on behalf of said Corporation acknowledged the foregoing Articles of Amendment to be the corporate act of said Corporation; and at the same time personally appeared CHARLES A. FAGAN, III, Assistant Secretary, and made oath in due form of law that he was Assistant Secretary of the meeting of the stockholders of said Corporation which the amendments of the Charter of Corporation therein set forth were approved, and that the matters and facts set forth in said Articles of Amendment are true to the best of his knowledge, information and belief.

     WITNESS my hand and Notarial seal, the day and year last above written.


                            /s/ Helen M. Fisher
                                        Notary Public




                     INCOME FOUNDATION FUND, INCORPORATED

                            ARTICLES OF AMENDMENT
                            (Under Sections 11-12)

     INCOME FOUNDATION FUND, INCORPORATED, a Maryland Corporation having its principal office in Baltimore City, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Deportment of Assessments and Taxation of Maryland that:
     FIRST: The Charter of the Corporation is hereby amended as follows:

            1. By striking out Article SECOND and substituting in its place the following:
               "SECOND: The name of the corporation (hereinafter called the Corporation), is BOSTON FOUNDATION FUND, INCORPORATED."

     SECOND:The Board of Directors of the Corporation on August 12, 1969, adopted a resolution in which was set forth the foregoing amendment to the Charter declaring that the said amendment of the Charter was advisable and directing that it be submitted for action thereon at a Special Meeting of Stockholders of the Corporation to be held on September 19, 169, or a any adjournment or adjournments thereof.
     THIRD: Notice setting forth the said amendments of the Charter and stating that the purpose of the meeting of the stockholders would be to take action thereon, was given, as required by law, to all stockholders entitled to vote thereon; and like notice was given to all stockholders of the Corporation not entitled to vote thereon, who contract rights as expressly set forth in the Charter would be altered by the amendments.
     FOURTH:The amendments of the Charter of the Corporation as herein set forth were approved by the affirmative vote of a majority of each class of stock entitled to vote thereon at the Special Meeting of the Stockholders, held on September 19, 1969.
     FIFTH: The amendments of the Charter of the Corporation as hereinabove set forth have been duly advised by the Board of Directors and approved by the Stockholders of the Corporation.

     IN WITNESS WHEREOF, INCOME FOUNDATION FUND, INCORPORATION has caused these presents to be signed in its name and on its behalf by its President or one of its Vice Presidents and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries, on September 19, 1969.

ATTEST:             INCOME FOUNDATION FUND, INCORPORATED

/s/John W. McGonigle               By:  /s/ Clifford E. Brown

Assistant Secretary                Vice President


COMMONWEALTH OF PENNSYLVANIA       )
                                   )   SS:
COUNTY OF ALLEGHENY                )

     I hereby certify that on September 19, 1969, before me, the subscriber, a Notary Public of the Commonwealth of Pennsylvania in and for the County of Allegheny, personally appeared CLIFFORD E. BROWN, Vice President of INCOME FOUNDATION FUND, INCORPORATED, a Maryland Corporation, and in the name and on behalf of said Corporation acknowledged the foregoing Articles of Amendment to be the corporate act of said Corporation; and at the same time personally appeared JOHN W. MCGONIGLE, and made oath in due form of law that he was Secretary of the meeting of the stockholders of said Corporation which the amendment of the Charter of Corporation therein set forth was approved, and that the matters and facts set forth in said Articles of Amendment are true to the best of his knowledge, information and belief.

     WITNESS my hand and Notarial seal, the day and year last above written.


                            /s/ Helen M. Fisher
                                        Notary Public


                            ARTICLES OF AMENDMENT
                                      OF
                                   CHARTER
                                      OF
                     BOSTON FOUNDATION FUND INCORPORATED

     Boston Foundation Fund Incorporated, a Maryland Corporation, formerly known as Income Foundation Fund Incorporated, having its principal office in Maryland in the City of Baltimore, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Charter of the Corporation is hereby amended as follows:


                                      I
     By striking out the first sentence of Section (10) of Article SEVENTH and inserting the following in its place:

     "The net asset value of each share of the Corporation outstanding shall be determined on each business day the New York Stock Exchange is open at the time designated by the Board of Directors as they shall in their sole discretion determine. Such time shall be referred to in this instruments as 'the close of business' or 'the closing time.'"

                                      II
     By striking out Subparagraphs A. (ii), (iii) and (iv) of the third paragraph of Section (10) of Article SEVENTH and inserting the following in place thereof:
     "A. (ii) The value of any shares of stock, subscription right or other security shall be determined in accordance with the requirements of the Investment Company Act of 1940 from time to time in such manner as the Board of Directors from time to time deems appropriate."

     SECOND:The Board of Directors of the Corporation on January 31, 1979, duly adopted resolutions in which were set forth the foregoing amendments to the Charter of the Corporation, declaring that said amendments of the Charter of the Corporation as proposed were advisable and directing that they be submitted for action thereon by the stockholders of the Corporation.

     THIRD: The amendments of the Charter of the Corporation as hereinabove set forth were approved by the stockholders of the Corporation by the affirmative vote of a majority of each class of stock entitled to vote thereon at the Annual Meeting of Stockholders held April 25, 1979.

     FOURTH:The amendments of the Charter of the Corporation as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation.

     IN WITNESS WHERE, BOSTON FOUNDATION FUND INCORPORATED has caused these presents to be signed in its name and on its behalf by its President and its corporate seal to be hereunto affixed and attested by its Secretary on this 25th day of April 1979.

                    BOSTON FOUNDATION FUND INCORPORATED
                    By: /s/ Richard B. Fisher
                         Richard B. Fisher, Vice President
(Corporate Seal)

Attest:

/s/ John W. McGonigle
John W. McGonigle, Secretary


COMMONWEALTH OF PENNSYLVANIA       )
                                   )   SS:
COUNTY OF ALLEGHENY                )

     I hereby certify that on April 25, 1979, before me, the subscriber, a Notary Public of the Commonwealth of Pennsylvania in and for the County of Allegheny, personally appeared JOHN F> DONAHUE, Chairman of BOSTON FOUNDATION FUND INCORPORATED, a Maryland Corporation, and in the name and on behalf of said Corporation acknowledged the foregoing Articles of Amendment to be the corporate act of said corporation; and at the same time personally appeared JOHN W. McGONIGLE, Secretary of the Corporation, and made oath in due form of law that the Shareholders of said Corporation adopted by unanimous consent pursuant to Maryland law the approval of the amendment of the Charter of the Corporation therein set forth, and that the matters and facts set forth in said Articles of Amendment are true to the best of his knowledge, information and belief.

     WITNESS my hand and Notarial seal, the day and year last above written.


                            /s/ Loretta Yagesh
                                        Notary Public




                            ARTICLES OF AMENDMENT
                                      OF
                     BOSTON FOUNDATION FUND, INCORPORATED

approved and received for record by the State Department of Assesments and Taxation of Maryland May 7, 1979 at 11:00 o'clock A.M. as in conformity with law and ordered recorded.

     Recorded in Liber 24444, folio    one of the Charter Records of the State
Department of Assessments and Taxation of Maryland


Bonus tax paid $        Recording fee paid $  20.00    Special Fee paid $
                ------                      --     ---                   -----


To the clerk of the Superior Court of Baltimore City

     IT IS HEREBY CERTIFIED, that the within instrument, together with all indorsements thereon, has been received, approved and recorded by the State Department of Assessments and Taxation of Maryland.

     AS WITNESS my hand and seal of the said Department at Baltimore.

                              /s/ William J. Simmons



                            ARTICLES OF AMENDMENT
                                      OF
                                   CHARTER
                                      OF
                     BOSTON FOUNDATION FUND INCORPORATED

     Boston Foundation Fund Incorporated, a Maryland Corporation, formerly known as Income Foundation Fund Incorporated, having its principal office in Baltimore city, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Charter of the Corporation is hereby amended as follows:

                                      I
     By striking out Article SECOND and inserting the following in its place:

     "The name of the corporation (the "Corporation") is Federated Stock and Bond Fund, Inc."
                                      II
     Inserting an Article TENTH:

     "The Fund acknowledges that Federated Investors, Inc. has reserved the right to grant the non-exclusive use of the name 'Federated' or any derivative thereof to any other investment company, investment adviser, distributor, or other business enterprise, and to withdraw from the Fund the use of the name, 'Federated'."

     SECOND:The Board of Directors of the Corporation on September 28, 1984, duly adopted resolutions in which were set forth the foregoing amendments to the Charter of the Corporation, declaring that said amendments of the Charter of the Corporation as proposed were advisable and directing that they be submitted for action thereon by the stockholders of the Corporation.

     THIRD: The amendments of the Charter of the Corporation as hereinabove set forth were approved by the stockholders of the Corporation by the affirmative vote of a majority of each class of stock entitled to vote thereon at the Special Meeting of Stockholders held January 11, 1985

     FOURTH:The amendments of the Charter of the Corporation as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation.

     IN WITNESS WHERE, BOSTON FOUNDATION FUND INCORPORATED has caused these presents to be signed in its name and on its behalf by its Vice President and its corporate seal to be hereunto affixed and attested by its Assistant Secretary on this 24th day of January, 1985.

                    BOSTON FOUNDATION FUND INCORPORATED
                    By: /s/ Richard B. Fisher
                         Richard B. Fisher, Vice President
(Corporate Seal)

Attest:

/s/ Byron F. Bowman
Byron F. Bowman, Asst. Secretary


COMMONWEALTH OF PENNSYLVANIA       )
                                   )   SS:
COUNTY OF ALLEGHENY                )

     I hereby certify that on January 24, 1985, before me, the subscriber, a Notary Public of the Commonwealth of Pennsylvania, in and for the County of Allegheny, personally appeared Richard B. Fisher and Byron F. Bowman, Vice President and Assistant Secretary of Boston Foundation Fund Incorporated, respectively, who swore under oath, that the matters and facts set forth in the foregoing Amendment are true and correct.
     WITNESS my hand and Notarial seal or stamp the day and year last above written.


                            /s/ Loretta Yagesh
                                        Notary Public




                     FEDERATED STOCK AND BOND FUND, INC.
                      ARTICLES OF RESTATEMENT OF CHARTER

Federated Stock and Bond Fund, Inc., a Maryland corporation, having its principal office in Baltimore City, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

1.   The Corporation desires to restate its Charter as currently in effect.

2. The provisions of the Charter which are currently in effect, stated in accordance with the provisions of Section 2-608 of the Corporations and Associations Article, are as follows:

     FIRST: That Federated Stock and Bond Fund, Inc. was fully incorporated as Income Foundation Fund, Incorporated under the laws of the State of Maryland on October 31st, 1934 and that the sucbscribers, DAVID W. BARTON, WILLIAM H. GORDON AND NICHOLAS. PENNIMAN, III, the post office address of each being Mercantile Trust Building, Baltimore, Maryland, and all of full legal age, constitute all of the incorporators who signed the original Certificate of Incorporation.

     SECOND:The name of the corporation (the "Corporation") is Federated Stock and Bond Fund, Inc.

     THIRD: The purpose or purposes for which the Corporation is formed, and the business or objects to be carried on and promoted by it, are as follows:
     (1) To purchase or otherwise acquire, hold for investment or otherwise, sell, exchange or otherwise dispose of securities (which term "securities" shall for the purpose of this Article, without limitation of the generality thereof, be deemed to include any stocks, shares, bonds, debentures, notes, mortgages or other obligations, and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same or representing any other rights or interest therein or in any property or assets) created or issued by any persons, firms, associations, corporations, syndicates, combinations, organizations, governments or subdivisions thereof, and generally to deal in any such securities; and to exercise, as owner or holder of any securities, all rights, powers and privileges in respect thereof; provided, however, that the Corporation shall not -

          (a) Purchase any securities or evidences of interest therein on "margin", that is to say in a transaction in which it has borrowed all or a portion of the purchase price and pledged the purchased securities, or evidences of interest therein as collateral for the amount so borrowed;

          (b) Contract to sell any security or evidence of interest therein except to the extent that the same shall be owned by the Corporation and be available for delivery in satisfaction of any such sale;

          (c) Borrow any money or mortgage or pledge any of its property, real or personal;

          (d) Purchase the securities of any issuer if such purchase at the time thereof would cause more than five per cent (5%) of the total assets of the Corporation (taken at market value) to be invested in the securities of such issuer. The foregoing limitation shall not apply to investments in Governments securities as defined in the Investment Company Act of 1940;
          (e) Purchase securities of any issuer if such purchase at the time thereof would cause more that ten per cent (10%) of any class of securities of such issuer to be held by the Corporation. For this purpose all outstanding bonds and other evidences of indebtedness shall be deemed to be a single class of securities of the issuer, and all kinds of stock of an issuer preferred over the common stock as to dividends or in liquidation shall be deemed to constitute a single class regardless of relative priorities, series designations, conversion rights and other differences;

          (f) Purchase securities issued by any other investment company or investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation;

          (g) Invest more than 5% of the assets of the in securities of any issuer which has a record of less than three (3) years continuous operation including, however, in such three (3) years the operation of any predecessor company or companies, partnership or individual enterprise if the issuer whose securities are proposed as an investment for funds of the Corporation has come into existence as a result of a merger, consolidation, reorganization, or the purchase of substantially all the assets of such predecessor company or companies, partnership or individual enterprise;

          (h) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees, or security-holders is an officer or director of the Corporation, or is a member, officer, director or trustee of the Investment Adviser of the Corporation, of after the purchase of the securities of such issuer by the Corporation one or more of such persons owns beneficially more than one-half of one per cent (1/2%) of the shares or securities, or both (all taken at market value ), of such issuer, and such persons owning more than one-half of one per cent (1/2%) of such shares or securities together own beneficially more than five per cent (5%) of such shares or securities, or both (all taken at market value);

          (i)       Invest in commodities, commodity contracts or real estate;

          (j) Engage in underwriting or agency distribution of securities issued by others;

          (k) Lend any of the assets of the Corporation to any person for any purpose whatsoever provided, however, that the purchase or holding of bonds, debentures, notes, certificates of indebtedness, or other securities of any issuer acquired at original issue or otherwise shall not be prohibited by this subparagraph.

     (2) To issue and sell shares of its own capital stock and any certificates, receipts, warrants or other instruments or representing rights to receive, purchase or subscribe for the same, or representing any interest therein, in such amounts, on such terms and conditions, for such purposes and for such prices, now or hereafter permitted by the laws of Maryland and by this Certificate of Incorporation, as its Board of Directors may determine.

     (3) To purchase or otherwise acquire (without the vote or consent of the holders of any class of stock of the Corporation), hold, dispose of, transfer, reissue or cancel its own securities (including shares of its capital stock of any class), in any manner and to the extent now or hereafter permitted by the laws of said State and by this Certificate of Incorporation.

     (4) To sponsor, issue or in any manner further a plan or plans of savings or investment. In connection with any such plan the Corporation may enter into contracts with others whereby such others will agree to make periodic or other deposits of monies with the Corporation or with some other designated payee, or with a trustee under an Indenture of Trust to which the Corporation is a party. Such sums to be used in the manner, to the extent, and under the conditions set out in the contract and/or in the Deed of Trust for the purchase of securities, (which may be stock of the Corporation).

     (5) To conduct its business in all its branches at one or more offices in Maryland and elsewhere in any part of the world, without restriction or limit as to extent, and to acquire, use, hold, and dispose of, in any manner and for any purpose now or hereafter permitted by the laws of said State, any real or personal property, or any rights or interests therein, in said State or elsewhere, subject to the laws of the State or county in which located.

     (6) To carry out all or any of the foregoing objects and purposes as principal or agent, and alone or with associates, or to the extent now or hereafter permitted by the laws of Maryland, as a member of, or as the owner or holder of any stock of, or shares or interest in, any firm, association, corporation, trust or syndicate; and in connection therewith to make or enter into such deeds or contracts with any persons, firms, associations, corporations, syndicates, governments or subdivisions thereof, and to do such acts and things and to exercise such powers, as a natural person could lawfully make, enter into, do or exercise.

     (7) To do any and all such further acts and things and to exercise any and all such other powers as may be necessary, appropriate or desirable for the accomplishment, carrying out or attainment of all or any of the foregoing purposes or objects.

          The foregoing objects and purposes shall, except as otherwise expressly provided, be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other Article of this Certificate of Incorporation, and shall each be regarded as independent, and construed as powers as well as objects and purposes, and the enumeration of specific purposes, objects and powers shall not be construed to limit or restrict in any manner the meaning of general terms or the general powers of the Corporation now or hereafter conferred by the laws of the State of Maryland, nor shall the expression of one thing be deemed to exclude another though it be of like nature, not express.

     FOURTH:The post office address of the place at which the principal office of the Corporation in the State of Maryland is 32 South Street, Baltimore, Maryland.

     The name of the Corporation's resident agent in charge of said principal office is The Corporation Trust Incorporation, whose post office address is 32 South Street, Baltimore, Maryland, which is a corporation organized and existing under the laws of the State of Maryland.

     FIFTH: (1)     The total amount of the authorized capital stock of the
Corporation is $10,000,000, consisting of 20,000,000, shares of Common Stock of the par value of fifty-cents (4.50) per share, all of one class.

            (2) At all times each Stockholder of the Corporation shall be entitled to one vote for each share of stock standing in his name on the books of the Corporation.

          (3) (a) Each Stockholder of the Corporation shall be entitled to require the Corporation to purchase all or any part of the shares of such Stockholder at the net asset value thereof (as hereinafter defined in Section
(10) of Article SEVENTH hereof) as determined by or on behalf of the Board of Directors. Certificates representing shares to be so purchased shall be presented at the office of the Custodian, duly endorsed or accompanied by a proper instrument of transfer, together with a request that the Corporation purchase the shares represented thereby. If the date of deposit is a day other than Saturday upon which a determination of net asset value as of the close of business is required by Section (10) of this Article SEVENTH to be made, and if such shares are deposited prior to the close of business of the New York Stock Exchange the redemption price shall be the net asset value as of the close of business on such day. If the day of deposit is not such a day, or such shares are deposited after the close of business on the New York Stock Exchange, then the redemption price shall be the net asset value as of the close of business on the first day upon which a determination of the net asset value is so made or required to be made next succeeding the date on which such shares are so deposited. Payment for such shares shall be made by the Corporation to the Stockholder within seven (7) days after the date upon which the shares are deposited. If the determination of the purchase price is postponed beyond the date on which it would normally occur by reason of declaration by the Board of Directors suspending determination of the net asset value pursuant to Section (10) of this Article SEVENTH the right of the Stockholder to have his shares purchased by the Corporation shall be similarly suspended and he may withdraw his certificate or certificates from deposit if he so elects, or if he does not so elect the purchase price shall be the net asset value of shares deposited determined as of the close of business upon the first day after the suspension upon which such a determination is made.

               (b) The Corporation may, however, purchase shares of the Corporation by agreement with the owner thereof (i) at a price not exceeding the net asset value per share at the time the purchase or contract of purchase is made, or (ii) a price not exceeding the net asset value per share to become effective at some later time.

          (4) Subject to the exception noted below the Corporation shall pay and distribute in each fiscal year such amounts (hereinafter called "income distributions") which are approximately equal to the net income, exclusive of profits or losses realized on the sale of securities or other property, for such fiscal year, determined by the Board of Directors in accordance with good accounting practice (which in the discretion of the Board may be adjusted for net amounts included as accrued net income in the price of shares of the Corporation issued or repurchased). In the event the net income of the Corporation exceeds the net amount distributed by less than one cent per share outstanding at the record date for the final dividend, such excess may be distributed in the following year. The Board of Directors may also in its discretion pay and distribute additional amounts (hereinafter call "capital gains distributions") which shall not substantially exceed the excess of profits over losses on sale of securities or other property for such fiscal year. The record dates to determine the Stockholders entitled to each such distribution and the dates of payment thereof shall be as determined by the Board of Directors. Under no circumstances shall the Board Directors cause any distribution to be made from the paid-in surplus of the Corporation. Inasmuch as the computation of net income and capital gains for General income tax purposes may vary from the computation thereof on the books, the provisions of this Section (4) of Article FIFTH shall be interpreted to give the Board of Directors power in its discretion to distribute for any fiscal year as income distributions and as capital gains distributions, respectively, amounts sufficient to enable the Corporation to avoid or reduce liability for taxes.

          (5) The Board of Directors shall have power at any time, and from time to time, to declare any distributions authorized by Section (4) of this Article FIFTH, payable at the election of the Stockholders (whether exercised before or after declaration of the distribution) either in cash or in shares of capital stock, provided that the sum of (i) the cash distributions actually paid to any Stockholder and (ii) the net asset value of the shares which that Stockholder elects to receive, in effect at such time at or after the election as the Board of Directors may specify shall not exceed the full amount of cash to which that Stockholder would be entitled if he elected to receive only cash. In the case of s distribution payable in cash or shares of capital stock at the election of a Stockholder, the Board of Directors may prescribe whether a Stockholder failing to express his election before a given time shall be deemed to have elected to take shares rather than cash, or to take cash rather than shares, or to take shares with cash adjustment for fractions.

          (6) Notwithstanding any provision of law requiring any action to be taken or authorized by the affirmative vote of the holders of a designated proportion of the shares of stock of the Corporation, or to be otherwise taken or authorized by a vote of the Stockholders, such action shall be effective and valid if taken or authorized by the affirmative vote of the holders of a majority of the total number of shares of all classes outstanding and entitled to vote thereon, except as otherwise provided in this Certificate of Incorporation, or any amendment hereto.

          (7) No holder of any class of stock of the Corporation shall, as such holder, have any right to purchase or subscribe for any shares of the capital stock of the Corporation of any class which it may issue or sell (whether out of the number of shares authorized by this Certificate of Incorporation, or by any amendment hereto, or out of any shares of capital stock of the Corporation acquired by it after the issue thereof).

          (8) All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of the Certificate of Incorporation.

          SIXTH:    The number of Directors of the Corporation shall be eight
(8), and the names of those at the time in office are as follows: JOHN F. DONAHUE, WILLIAM J. COPELAND, JAMES E. DOWD, EDWARD L. FLAHERTY, JR., J. JOSEPH MALONEY, JR., GREGOR F. MEYER. WESLEY W. POSVAR, AND MARJORIE P. SMUTS.

          SEVENTH: The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the Directors and Stockholders:

          (1) The By-Laws of the Corporation may fix the number of Directors at a number greater than that named in this Certificate of Incorporation, provided that in no case shall the number of Directors be less than three, and may authorize the Board of Directors, by the vote of a majority of the entire Board of Directors, to increase or decrease the number of Directors fixed by this Certificate of Incorporation or by the By-Laws within a limit specified in the By-Laws, and to fill the vacancies created by any increase in the number of Directors. Unless otherwise provided by the By-Laws of the Corporation, the Directors of the Corporation need not be Stockholders therein.

          (2) The Board of Directors shall have power, if, authorized by the By-Laws, to designate be resolution or resolutions adopted by a majority of the whole Board of Directors, one or more committees, each committee to consist of two or more of the Directors of the Corporation, which to the extent provided in said resolutions or in the By-Laws of the Corporation and permitted by the laws of Maryland, shall have an may exercise any or all of the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it.

          (3) The Board of Directors shall, subject to the laws of Maryland, have power to determine from time to tome what conditions and regulations any accounts and books of the Corporation or any of them shall be open to inspection of the Stockholders; and no Stock holder shall have any right to inspect any account or book or document of the Corporation except as conferred by the laws of Maryland unless and until authorized so to do by resolution of the Board of Directors or of the Stockholders; provided, however, that the Corporation shall mail to Stockholders semi-annual financial statements of the Corporation and such other financial information as may be from time to time prescribed by the Investment Company Act of 1940 and the rules and regulations of the Securities and Exchange Commission.

          (4)  Any Director, or any officer, elected or appointed by the Board
o Directors or by any committee of said Board, or by the Stockholders or otherwise, may be removed at any time, with or without cause, in such lawful manner as may be provided in the By-Laws of the Corporation.

          (5) If the By-Laws so provide, the Board of Directors of the Corporation shall have power to hold their meetings, to have an office or offices and, subject to the provisions of the laws of Maryland, to keep the books of the Corporation, outside of said State at such places as may from time to time be designated by them.

          (6) The Corporation shall at all times cause its securities to be held by a Trustee or Custodian which shall be a Bank or Trust Company have an aggregate capital, surplus and undivided profit (as shown in its last published report) of at least Two Million ($2,000,000.) Dollars. The Trustee or Custodian shall also receive all monies due to the Corporation and shall deposit same in its banking department Corporation and shall deposit same in its banking department or elsewhere as the Board of Directors may direct. The Board of Directors may at its discretion enter into agreements with the Trustee or Custodian authorizing it to act as agent for the Corporation in the disbursement of dividends, purchase and sale of securities, redemption of the Corporation's securities, delivery of proxies, maintenance of books and accounts and the performance of such other services as the Board may deem advisable. All agreements with the trustee or Custodian shall be subject to applicable State law, this Certificate of Incorporation, the By-Laws of the Corporation and the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission. In the event of the resignation, removal or inability of such Trustees or Custodian to serve, the Corporation hereinabove mentioned shall be delivered directly to such successor Custodian. In the event no such successor Trustee or Custodian can be found the Board of Directors of the Corporation shall call a Special Meeting of Stockholders to determine whether the Corporation shall be liquidated or shall function without a Trustee or Custodian.

          (7) Shares of stock in other corporations shall be voted by such officer or officers of the Corporation as the Board of Directors shall designate for the purpose, or by a proxy or proxies thereunto duly authorized by the Board of Directors, except as otherwise ordered by vote of the holders of a majority of the shares of the Corporation outstanding and entitled to vote in respect thereto.

          (8)(a) The Corporation shall not deal with its officers or Directors or any firm of which any officer or Director may be a member or with any corporation or joint-stock association of which any of the Corporation's officers or Directors may be an officer or Director, as principals in making purchases of securities (other than stock or other securities which may be issued by the Corporation) or in making sales of securities purchased (other than such stock or other securities issued by the Corporation), nor shall the Corporation make any loan to any of its officers or Directors or any firm of which any officer or Director may be a member or any corporation or joint-stock association of which any of the Corporation's officers or Directors may be an officer or Director, but any officer or Director of this Corporation, either directly or through a partnership, association or corporation, may act as broker and may accept the customary brokerage commissions in the purchase and/or sale of securities for account of the Corporation, and may purchase or sell, or act as banker or dealer or agent in connection with the sale of stock, warrants and any other securities which may be issued by the Corporation, and may be an officer and/or Director and/or Stockholder of any corporation the securities of which may be owned by the Corporation, and each and every person who may become an officer or Director of this Corporation is hereby relieved from any liability that might otherwise exist from contracting as aforesaid with this Corporation for the benefit of himself or any partnership, association or corporation in which he may be interested.

          (b) Subject only to the provisions of Subdivision (a) of this paragraph (8), and Director of officer individually, or any firm of which and Director of officer may be a member, or any corporation or joint-stock association of which any Director of officer may be an officer, director or stockholder, may be a party to, or may be pecuniarily or otherwise interested in, any contract of transaction of the Corporation, and in the absence of fraud no contract or other transaction shall be thereby affected or invalidated; provided, that in case a Director, or a firm, corporation or association of which a Director is a member, officer or director is so interested, such fact shall be disclosed or shall have been known to the Board of Directors or a majority thereof. Any Director of the Corporation who is so interested or who is also a director of officer of such other corporation or association or a member of such firm which is so interested, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the Corporation which shall authorize any such contract or transaction with like force and effect as if he were not such director or officer of such other corporation or association or not so interested or a member of a firm so interested.

          (c) The Corporation may enter into exclusive or non-exclusive underwriting contract or contracts for the sale of its shares whereby the Corporation may either agree to sell shares to the Underwriter or appoint such Underwriter as its sales agent for such shares. The Underwriter or any company contracting with the Underwriter may at the discretion of the Board of Directors act as Sponsor of a plan or plans for the accumulation of shares of the Corporation. From time to time the Corporation may also enter into contracts for investment advisory, management and administrative services.
The terms and conditions, methods of authorization, renewal, amendment and termination of the aforesaid contracts shall be as determined at the discretion of the Board of Directors subject, however, to the provisions of this Certificate of Incorporation, the By-Laws of the Corporation, applicable State law, and the Investment Company Act of 1940 and the rules and regulations of the Securities and Exchange Commission.

          (9) The Board of Directors of the Corporation is empowered to authorize the issuance from time to time of shares of its stock of any class for such cash consideration as said Board of Directors may deem advisable provided that said cash consideration, exclusive of any commissions or discounts, shall not be less than the net asset value thereof, as hereinafter determined in Section (10) of Article SEVENTH hereof, and in no event less than the par value of said shares. When an underwriting contract is in effect pursuant to Section (8)(c) of Article SEVENTH the time of sale shall be the time when an unconditional order is placed with the Underwriter, unless the order is an unconditional order to be executed at the public offering price to be established by a calculation of net asset value later to become effective, in which event the time of sale shall be the time when such net asset value becomes effective. Such contract may provide for the sale of shares either at a price based on the net asset value in effect when the order is placed with the Underwriter or at a price based on such later effective net asset value. No shares shall be sold by the Corporation (although shares previously contracted to be sold may be issued upon payment therefor) during any period when the determination of net asset value is suspended by declaration of the Board of Directors pursuant to the provisions of Section (10) of the Article SEVENTH hereof. In connection with the acquisition by merger or otherwise of all or substantially all the assets of another investment company, corporation or trust, the Board of Directors may issue or cause to be issued shares of the Corporation and accept in payment thereof such assets at market value in lieu of cash, provided that such assets are of the character in which the Board of Directors are permitted to invest the funds of the Corporation.

          (10) The net asset value of each share of the Corporation outstanding shall be determined on each business day the New York Stock Exchange is open at the time designated by the Board of Directors as they shall in their sole discretion determine. Such time shall be referred to in this instrument as "the close of business" or "the closing time." The power and duty to determine net asset value may be delegated by the Board of Directors from time to time to one or more of the directors and officers of the Corporation, to the other arty to any contract entered into pursuant to subparagraph (c) of Section (8) of Article SEVENTH hereof, or to the Custodian or a transfer agent. The net asset value determined as of the close of business on any particular business day shall become effective for the purposes of Section (9) of Article SEVENTH and Section (3) of Article FIFTH hereof at such hour, not later than the opening of business on the New York Stock Exchange the next following business day, as may from time to time be fixed by the Board of Directors. The Board of Directors may also determine or cause to be determined the net asset value as of any particular time in addition to the closing time of each day when the New York Stock Exchange is open and fix the hour of that day when the net asset value so determined shall become effective. Such additional or interim determination may be made either by appraisal or by calculation or estimate. Any such calculation or estimate shall be based on changes in the market value of representative or selected securities or on changes in recognized market averages since the last closing appraisal, and made in a manner which in the opinion of the Board of Directors will fairly reflect the changes in the net asset value. At any time when the New York Stock Exchange is closed (other than customary week-end and holiday closings), the Board of Directors may cause the net asset value to be determined by appraising all securities at last sale prices, or at not more than the current asked not less than the current bid prices, in the over-the-counter or other markets, and all other assets at fair value in the best judgment of the Board of Directors may fix the time when the net asset value so determined shall become effective. In each case the net asset value shall remain effective until a new asset value shall be so determined and become effective.

          The Board of Directors may declare a suspension of the determination of net asset value for the whole or any part of any period (a) during which the new York Stock Exchange is closed other than customary weekend and holiday closings, (b) during which trading on the New York Stock Exchange is restricted, (c) during which an emergency exists as a result of which disposal by the Corporation of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Corporation fairly to determine the value of its net assets, or (d) during such other periods as the Securities and Exchange Commission may by order permit for the protection of security holders of the Corporation provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. Such suspension shall take effect at such time as the Board of Directors shall specify but not later than the close of business on the business day next following the declaration, and thereafter there shall be no determination of net asset value until the Board of Directors shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (b) or (c) shall have expired (as to which in the absence of an official ruling by the Securities and Exchange Commission or succeeding authority, the determination of the Board of Directors shall be conclusive).

          The net asset value of each share of the Corporation as of any particular time shall be the quotient (adjusted in the event of a fractional cent, in such manner as may be determined by the Board of Directors) obtained by dividing the value, as of such time, of the net assets of the Corporation (i.e., the value of the assets of the Corporation less its liabilities exclusive of capital and surplus) by the total number of shares outstanding (exclusive of treasury shares) at such time, all determined and computed as follows:

               (i) The value of any cash on hand, on deposit, or on call, bills and notes and accounts receivable, prepaid expenses, cash dividends and interest declared or accrued as aforesaid and not yet received, shall be deemed to be the face amount thereof unless the Board of Directors shall have determined that any such item is not worth the face amount thereof, in which event the value thereof shall be determined in good faith by the Board of Directors;

          (a) Nothing herein shall prevent the Corporation or any Underwriter from purchasing from the Corporation share of stock issued by the Corporation provided that order to purchase from the Corporation are entered with the Corporation by the Corporation or such Underwriter upon receipt by it of purchase orders for the shares of stock of the Corporation and provided such purchases are not in excess of purchase orders received by such Corporation or Underwriter.

          (b) Nothing herein shall prevent the Corporation or any distributor or underwriter from maintaining a market for the shares of stock issued by the Corporation in the capacity of agent for the Corporation;

          (c) Nothing herein shall prevent the purchase from the Corporation of shares of stock of the Corporation by the Officers or Directors of the Corporation or of any investment advisory company, management company or underwriter or distributor of the Corporation at the prices available to the public at the moment of such purchase or to the extent that any such person is a Stockholder at the price available to Stockholders of the Corporation generally at the moment of such purchase.

     (12) In addition to the powers and authorities conferred upon them by this Certificate of Incorporation or by statute, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject nevertheless to the provisions of applicable State law, this Certificate of Incorporation, the By-Laws of the Corporation, the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission.

     EIGHTH:   All subscription rights, warrants, regular stock dividends and any rights and property received by the Corporation upon its investments may be sold, availed of or retained in the discretion of the Board of Directors. The Board of Directors shall have full power, in accordance with good accounting practice, to determine what is principal and what is income, all subject to any applicable provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission.

     NINTH:    From time to time, when authorized by a majority vote of the outstanding stock of the Corporation, any of the provisions of this Certificate of Incorporation may be amended, altered or repealed, (except in any amendment which authorizes the issuance of any class of stock other than common stock or changes or permits the change of the terms of any of the then outstanding stock by classification, reclassification or otherwise, which amendments may only be authorized by a vote of three-fourths of the entire outstanding stock of the Corporation), and other provisions authorized by the statutes of the State of Maryland at the time in force may be added or inserted in the manner at the time prescribed by said statutes, and all rights at any time conferred upon the Stockholders of the Corporation by its Certificate of Incorporation are granted subject to the provisions of this Article NINTH.

          TENTH:The Fund acknowledges that Federated Investors, Inc. has reserved the right to grant the non-exclusive use of the name "Federated" or any derivative thereof to any other investment company, investment adviser, distributor, or other business enterprise, and to withdraw from the Fund the use of the name, "Federated."

3.   The Charter is not amended by these Article of Restatement.

4. These Articles of Restatement have been approved by a majority of the entire Board of Directors of the Corporation..


     IN WITNESS WHEREOF, FEDERATED STOCK AND BOND FUND, INC. has caused these Article of Restatement to be signed in its name and on its behalf by its Vice-President and attested to by its Secretary on December 17, 1986.

                       FEDERATED STOCK AND BOND FUND, INC.

                       By: /s/ Edward C. Gonzalez
                              Edward C. Gonzales
                              Vice President
Attested:

/s/ John W. McGonigle
John W. McGonigle, Secretary


     THE UNDERSIGNED, Vice-President of Federated Stock and Bond Fund, Inc. who executed on behalf of the Corporation on the foregoing Articles of Restatement, of which this certificate is made a part, hereby acknowledges, in the name and on behalf the Corporation, that the foregoing Articles of Restatement are the corporate act of the Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                         /s/ Edward C. Gonzales
                              Edward C. Gonzales
                              Vice President



                            ARTICLES OF AMENDMENT
                                      OF
                     FEDERATED STOCK AND BOND FUND, INC.


APPROVED AND RECEIVED FOR RECORD BY THE STATE DEPARTMENT OF ASSESMENTS AND TAXATION OF MARYLAND DECEMBER 23, 1986 AT 12:08 O'CLOCK P.M. AS IN CONFORMITY WITH LAW AND ORDERED RECORDED.


ORGANIZATION AND              RECORDING                SPECIALS
CAPITALIZATION FEE PAID       FEE PAID            FEE PAID
$                        $ $40.00            $


TO THE CLERK OF THE SUPERIOR COURT OF BALTIMORE CITY.
     IT IS HEREBY CERTIFIED THAT THE WITHIN INSTRUMENT TOGETHER WITH ALL INDORSEMENTS THEREON HAS BEE RECEIVED, APPROVED AND RECORDED BY THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND.

                       RECORDED IN THE RECORDS OF  THE
                       STATE DEPARTMENT OF ASSESSMENTS
                       AND TAXATION OF MARYLAND IN LIBER. FOLIO



                     FEDERATED STOCK AND BOND FUND, INC.

                    ARTICLES OF AMENDMENT AND RESTATEMENT

Federated Stock and Bond Fund, Inc., a Maryland corporation, having its principal office in Baltimore City, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

1. The Charter of the Corporation is hereby amended and restated in its entirety by replacing the present Articles of Incorporation with the following:

     FIRST: That Federated Stock and Bond Fund, Inc. was fully incorporated as Income Foundation Fund, Incorporated under the laws of the State of Maryland on October 31st, 1934 and that the sucbscribers, DAVID W. BARTON, WILLIAM H. GORDON AND NICHOLAS. PENNIMAN, III, the post office address of each being Mercantile Trust Building, Baltimore, Maryland, and all of full legal age, constitute all of the incorporators who signed the original Certificate of Incorporation.

     SECOND:The name of the corporation is FEDERATED STOCK AND BOND FUND, INC. (the "Corporation").

     THIRD: The purpose for which the Corporation is formed is to act as an open-end investment company of the management type registered as such with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and to exercise and generally enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the General Laws of the State of Maryland.

     FOURTH:The post office address of the principal office and the office of the resident agent of the Corporation in the State of Maryland is 32 South Street, Baltimore Maryland 21202. The resident agent of the Corporation in the state of Maryland is THE CORPORATION TRUST INCORPORATED, which is a corporation organized and existing under the laws of the State of Maryland.

     FIFTH: The total number of shares of stock which the Corporation shall have authority to issue is 2,000,000,000 shares of Capital Stock, all of one class, of the par value of $0.001 per share, and of the aggregate value of $2,000,000 (hereinafter referred to as "Shares").

     SIXTH (a) The number of Directors of the Corporation shall be eight, or such other number as may be from time to time fixed in the manner provided by the By-Laws of the Corporation but shall never be less than three (3).

            (b)  The names of the Directors presently in office are as follows:
               John F. Donahue          J. Joseph Maloney, Jr.
               William J. Copeland Gregor F. Meyer
               James E. Dowd       Wesley W. Posvar
               Edward L. Flaherty, Jr.  Marjorie P. Smuts

     SEVENTH: The Board of Directors is empowered to authorize the issuance from time to time of Shares of the Corporation, whether now or hereafter authorized; provided, however, that the consideration per Share to be received by the Corporation upon the issuance or sale of any Shares shall be the net asset value per Share determined in accordance with the requirements of the Investment Company Act of 1940 and the applicable rules and regulations of the Securities and Exchange Commission.

     EIGHTH:(a)     To the extent the Corporation has funds or property
legally available therefor, each Shareholder of the Corporation shall have the right at such times as may be permitted by the Corporation, but no less frequently than one each week, to require the Corporation to redeem all or any part of his Shares at a redemption price equal to the net asset value per Share next determined after the Shares are tendered for redemption; said determination of the net asset value per Share to be made in accordance with the requirements of the Investment Company Act of 1940 and the applicable rules and regulations of the Securities and Exchange Commission.

     Notwithstanding the foregoing, the Corporation may postpone payment or deposit of the redemption price and may suspend the right of the Shareholders to require the Corporation to redeem Shares pursuant to the applicable rules and regulations, or any order, of the Securities and Exchange Commission.

            (b) The Corporation shall have the right, exercisable at the discretion of the Board of Directors, to redeem Shares of any Shareholder for their then current net asset value per Share if at such time the Shareholder owns Shares having an aggregate net asset value of less than $250.00.

            (c) Each Share is subject to redemption by the Corporation at the redemption price computed in the manner set forth in section (a) of Article EIGHTH of this Charter at any time if the Board of Directors, in its sole discretion, determines that failure to do redeem may result in the Corporation being classified as a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended from time to time.

            (d) Transfer of Shares will be recorded on the stock transfer records of the Corporation at the request of the holders thereof at any time during normal business hours of the Corporation unless the Board of Directors of the Corporation determines, in its sole discretion, that allowing such transfer may result in the Corporation being classified as a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended from time to time.

     NINTH: The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the Directors and Shareholders:

          (a) No Shareholder shall have any pre-emptive or preferential right of subscription to any Shares of any class whether now or hereafter authorized. The Board of Directors may issue Shares without offering the same either in whole or in part to the Shareholders.

          (b) Shares may be purchased, held and disposed of by the officers and Directors of the Corporation, by partnerships of which any such officer or Director if the Corporation may be an officer or director. Except as above set forth, or authorized by the Securities and Exchange Commission, the officers and Directors of the Corporation and partnerships or corporations which are affiliates of the officers or Directors may not deal with the Corporation as principals in the purchase or sale of any securities or other property.

          (c) The Corporation may enter into exclusive or non-exclusive underwriting contracts or contracts for the sale of its Shares and may also enter into contracts for investment advisory, management and administrative services. The terms and conditions, methods of authorization, renewal, amendment and determination of the aforesaid contracts shall be as determined at the discretion of the Board of Directors; subject, however, to the provisions of the Charter of the Corporation, the By-Laws of the Corporation, applicable state law, and the Investment Company Act of 1940 and the rules and regulations of the Securities and Exchange Commission.

          (d) Subject to and in compliance with the provisions of the Maryland General Corporation Law respecting interested director transactions, the Corporation may enter into a written underwriting contract, management contracts fro research and advisory services with I.F.F. Research Corp. or its parent, affiliates or subsidiaries thereof, or their respective successors, or otherwise do business with such corporation, notwithstanding the fact that one or more of the Directors of the Corporation and some or all of its officers are, have been, or may become Directors, officers, employees or stockholders of I.F.F. Research Corp. or its parent, affiliates or subsidiaries or successors, and in the absence of actual fraud the Corporation may deal freely with I.F.F. Research Corp. or its parent, affiliates, subsidiaries or successors, and neither such underwriting contract, management contract or contract for research and advisory services nor any other contract or transaction between the Corporation and I.F.F> Research Corp.. of its parent, affiliates, subsidiaries or successors shall be invalidated or in any way affected thereby, nor shall any Director or officer of the Corporation be liable to the Corporation or to any Shareholder or creditor of the Corporation or to any other person for any loss incurred under or by reason of any such contract or transaction. Notwithstanding the foregoing, no officer or Director or underwriter or investment adviser of the Corporation shall be protected against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
          (e) Every person who is or has been a Director, officer, employee or agent of the Corporation and persons who serve at the Corporation's request as Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall be indemnified by the Corporation to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise by virtue of his being or having been a Director, officer, employee or agent of the Corporation or of another corporation, partnership, joint venture, trust or other enterprise at the request of the Corporation and against amounts paid or incurred by him in the settlement thereof; provided that no indemnification shall be provided hereunder to a Director, officer, employee or agent against any liability to the Corporation or its Shareholders by reason willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

          (f) The Board of Directors shall, subject to the laws of Maryland, have the power to determine, from time to time, whether and to what extent and at what times and places and under what conditions and regulations any accounts and books of the Corporation, or any of them, shall be opened to the inspection of Shareholders.

          (g) Notwithstanding any provision of law requiring a greater proportion than a majority of the votes of all classes or of any class of Shares entitled to be cast, the Corporation may take or authorize any such action upon the concurrence of a majority of the aggregate number of the Shares entitled to be cast thereon.

          (h) The Corporation reserves the right from time to time to make any amendment of its Charter now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in its Charter, of any outstanding Shares.

          (i) In addition to the powers and authority conferred upon them by the Charter of the Corporation or By-Laws, the Board of Directors may exercise all such powers and authority and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of applicable state law and the Charter and By-Laws of the Corporation.

          (j) The Board of Directors is expressly authorized to determine what constitutes net profits, earnings, surplus or net assets in excess of capital, and to determine what accounting periods shall be used by the Corporation for any purpose, whether annual or any other period, including daily; to set apart out of any funds of the Corporation such reserves for such purposes as it shall determine and to abolish the same to declare and pay dividends and distributions in cash, securities or other property from surplus or any funds legally available therefor, at such intervals (which may be as frequently as daily) or on such other periodic basis, as it shall determine; to declare such dividends or distributions by means of a formula or other method of determination, at meetings held less frequently than the frequency of the effectiveness of such declarations to establish payment dates for dividends or any other distributions on any basis, including dates occurring less frequently than the effectiveness of declarations thereof; and to provide for the payment of declared dividends on a date earlier or later than the specified payment date in the case of Shareholders redeeming their entire ownership of Shares.

     TENTH: The Corporation acknowledges that Federated Investors, Inc. has reserved the right to grant the non-exclusive use of the name "Federated" or any derivative thereof to any other investment company, investment adviser, distributor, or other business enterprise, and to withdraw from the Corporation the use of the name, "Federated."

     ELEVENTH:  The duration of the Corporation shall be perpetual.

2. Upon effectiveness of these Articles of Amendment and Restatement the par value of each Share shall be changed from $0.50 per Share to $0.001 per Share. Each certificate representing Shares of the par value of $0.50 per Share shall be deemed to represent the same number of Shares of the par value of $0.001 per Share.

3. The amendments set forth in these Articles of Amendment and Restatement have been duly advised by the Board of Directors and approved by the Shareholders of the Corporation by the vote required by law and by the original Articles of Incorporation.

4. The aggregate par value of the Capital Stock of the Corporation has not been increased by these Articles of Amendment and Restatement.


     IN WITNESS WHEREOF, FEDERATED STOCK AND BOND FUND, INC. has caused these Articles of Amendment Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on March 23, 1987.

                       Federated Stock And Bond Fund, Inc.

                       By: /s/ John F. Donahue
                              John F. Donahue
                              President

Attested:

/s/ John W. McGonigle
John W. McGonigle, Secretary
     THE UNDERSIGNED, President of Federated Stock and Bond Fund, Inc. who executed on behalf of the Corporation on the foregoing Articles of Amendment and Restatement, of which this certificate is made a part, hereby acknowledges, in the name and on behalf the Corporation, that the foregoing Articles of Amendment and Restatement are the corporate act of the Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                         /s/ John F. Donahue
                              John F. Donahue
                              President




                            ARTICLES OF AMENDMENT

                                      OF

                     FEDERATED STOCK AND BOND FUND, INC.



     Federated Stock and Bond Fund, Inc., a Maryland corporation (the "Corporation"), having its principal office in Baltimore, Maryland, hereby certifies tot he State Department of Assessments and Taxation that:

FIRST:    The Charter of the Corporation is hereby amended by deleting Article
SECOND and substituting in lieu thereof the following

     SECOND:The name of the Corporation is Stocks and Bond Fund, Inc. (the "Corporation").

SECOND:   The Charter of the Corporation is hereby amended by deleting Article
FIFTH of the Charter and substituting in lieu thereof the following:

     FIFTH:     (a)  The Corporation is authorized to issue 2,000,000,000
shares of common stock, par value $0.001 per share. The aggregate par value of all shares which the Corporation is authorized to issue is $2,000,000. Subject to the following paragraph, the authorized shares are classified as separate classes of common stock, with 750,000,000 classified into each of Class A and Class C Shares, and 500,000,000 unclassified shares.

                (b) The Board of Directors is authorized to classify or to reclassify (i.e., into series and classes of series), from time to time, any unissued shares of stock of the Corporation, whether now or hereafter authorized, by setting, changing or eliminating the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividend, qualifications or terms or conditions of or rights to require redemption of the stock.

     Unless otherwise provided by the Board of Directors prior to the issuance of the stock, the shares of each class or series of stock shall be subject to the following:

                    (i) The Board of Directors may redesignate a class or series of stock whether or not shares of such class or series are issued and outstanding, provided that such redesignation does not affect the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividend, qualifications or terms or conditions of redemption of such class or series of stock.

                    (ii) The assets attributable to each class or series may be invested in a common investment portfolio. The assets and liabilities and the income and expenses of each class or series of the Corporation's stock may vary among classes or series. The income or gain and the expenses or liabilities of the Corporation shall be allocated to each class or series of stock as determined by or under the director of the Board of Directors.

                    (iii) Shares of each class or series of stock shall be entitled to such dividend or distributions, in stock or in cash or bother, as may be declared from time to time by the Board of Directors with respect to such class or series. Dividend or distributions shall be paid on shares of a class or series of stock only out of the assets belonging to that class or series.

                    (iv) In the event of the liquidation or dissolution of the Corporation, the stockholders of a class or series of the Corporation's stock shall be entitled to receive, as a class or series, out of the assets of the Corporation available for distribution to stockholders, the assets belonging to that class or series less the liabilities allocated to that class or series. The assets so distributable to the stockholders of a class or series shall be distributed among such stockholders in proportion to the number of shares of that class or series held by them and recorded on the books of the Corporation. In the event that there are any assets available for distribution that are not attributable to any particular class or series in proportion to the net asset value of the respective classes or series.

                    (v) All holders of shares of stock shall vote as a single class or series except with respect to any matter which affects only one or more classes or series of stock, in which case only the holders of shares of the classes or series affected shall be entitled to vote.

                (c) The Corporation may issue fractional shares. Any fractional share shall carry proportionately all the rights of a whole share, excepting any right to receive a certificate evidencing such fractional share, but including, without limitation, the right to voted and the right to receive dividends.

THIRD:    The Charter of the Corporation is hereby amended by deleting Article
EIGHTH of the Charter and substituting in lieu thereof the following:

     EIGHTH:(a) To the extent the Corporation has funds or property legally available therefor, each shareholder of the Corporation shall have the right at such times as may be permitted by the Corporation, but no less frequently than once a week, to require the Corporation to redeem all or any part of its shares at a redemption price equal to the net asset value per share next determined after the shares are tendered for redemption less any applicable charges as determined by the Board of Directors; said determination of the net asset value per share to be made in accordance with the requirements of the Investment Company Act of 1940 and the applicable rules and regulations of the Securities and Exchange Commission.

     Notwithstanding the foregoing, the Corporation may postpone payment or deposit of the redemption price and may suspend the right of the shareholder s to require the Corporation to redeem shares of any class or series pursuant to the applicable rules and regulations, or any order, of the Securities and Exchange Commission.

                (b) The Corporation shall have the right, exercisable at the discretion of the Board of Directors, to redeem shares of any class or series of any shareholder for their then current net asset value per share for such class or series if at such time the shareholder owns shares having an aggregate net asset value of less than $250.00.

                (c) Each share is subject to redemption by the Corporation at the redemption price computed in the manner set forth in section (a) of Article EIGHTH of this Charter at any time if the Board of Directors, in its sole discretion, determines that failure to do redeem may result in the Corporation being classified as a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended from time to time.

                (d) Transfer of shares will be recorded on the stock transfer records of the Corporation at the request of the holders thereof at any time during normal business hours of the Corporation unless the Board of Directors of the Corporation determines, in its sole discretion, that allowing such transfer may result in the Corporation being classified as a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended from time to time.

FOURTH:   The amendments were advised by the Board of Directors and approved by the shareholders.

     IN WITNESS WHEREOF, Federated Stock and Bond Fund, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf by its Vice President and attested by its Assistant Secretary on April 28, 1993. The undersigned Vice President acknowledges these Articles of Amendment to be the corporate act of the Corporation and states to the best of his knowledge, information and belief that the matters and facts set forth herein with respect to authorization and approval are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS:            FEDERATED STOCK AND BOND FUND, INC.
/s/S. Elliot Cohen            By: /s/J. Christopher Donahue
Assistant Secretary           Vice President

                            ARTICLES OF AMENDMENT
                                      OF
                     FEDERATED STOCK AND BOND FUND, INC.


APPROVED AND RECEIVED FOR RECORD BY THE STATE DEPARTMENT OF ASSESMENTS AND TAXATION OF MARYLAND MARCH 31, 1987 AT 12:35 O'CLOCK P.M. AS IN CONFORMITY WITH LAW AND ORDERED RECORDED.


ORGANIZATION AND              RECORDING                SPECIALS
CAPITALIZATION FEE PAID       FEE PAID            FEE PAID
$                        $ 22.00             $


TO THE CLERK OF THE SUPERIOR COURT OF BALTIMORE CITY.
     IT IS HEREBY CERTIFIED THAT THE WITHIN INSTRUMENT TOGETHER WITH ALL INDORSEMENTS THEREON HAS BEE RECEIVED, APPROVED AND RECORDED BY THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND.

                       RECORDED IN THE RECORDS OF  THE
                       STATE DEPARTMENT OF ASSESSMENTS
                       AND TAXATION OF MARYLAND IN LIBER. FOLIO



                           ARTICLES OF RESTATEMENT

                                      OF

                          STOCK AND BOND FUND, INC.



     Stock and Bond Fund, Inc., a Maryland corporation (the "Corporation"), having A principal office in Baltimore, Maryland, hereby certifies tot he State Department of Assessments and Taxation that:

     FIRST: The Corporation desires to restate its Charter as currently in effect. The Charter is restated as follows:
SECOND:   The name of the corporation is Stock and Bond, Inc. (the
"Corporation").

THIRD:    The purpose for which the Corporation is formed is to act as an open-end investment company of the management type registered as such with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and to exercise and generally to enjoy all of the powers, rights and privileges grants to, or conferred upon, corporations by the General Laws of the State of Maryland now or hereafter in force.

FOURTH:   The post office address of the principal office and the office of the resident agent of the Corporation in the State of Maryland is 32 South Street, Baltimore, Maryland 21202. The resident agent of the Corporation in the state of Maryland is THE CORPORATION TRUST INCORPORATED, which is a corporation organized and existing under the laws of the State of Maryland.

FIFTH:    (a)  The Corporation is authorized to issue 2,000,000,000 shares of common stock, + par value $0.001 per share. The aggregate par value of all shares which the Corporation is authorized to issue if $2,000,000/ Subject to the following paragraph, the authorized shares are classified as separate classes of common stock, with 750,000,000 classified into each of Class A and Class C Shares, and 500,000,000 unclassified shares.

          (b) The Board of Directors is authorized to classify or to reclassify (i.e., into series and classes of series), from time to time, any unissued shares of stock of the Corporation, whether now or hereafter authorized, by setting, changing or eliminating the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of or rights to require redemption of the stock.
     Unless otherwise provided by the Board of Directors prior to the issuance of the stock, the shares of each class or series of stock shall be subject to the following:

            (i) The Board of Directors may redesignate a class or series of stock whether or not shares of such class or series are issued and outstanding, provided that such redesignation does not affect the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such class or series of stock.

            (ii) The assets attributable to each class or series may be invested in a common investment portfolio. The assets and liabilities and the income and expenses of each class or series of the Corporation's stock shall be determined separately and, accordingly, the net asset value of shares of the Corporation's stock may vary among classes or series. The income or gain and the expenses or liabilities of the Corporation shall be allocated to each class or series of stock as determined by or under the direction of the Board of Directors.

            (iii) Shares of each class or series of stock shall be entitled to such dividends or distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors with respect to such class or series. Dividends or distributions shall be paid on shares of a class or series of stock only out of the assets belonging to that class or series.

            (iv) In the event of the liquidation or dissolution of the Corporation, the stockholders of a class or series of the Corporation's stock shall be entitled to receive, as a class or series, out of the assets of the Corporation available for distribution to stockholders, the assets belonging to that class or series less the liabilities allocated to the class or series. The assets so distributable to the stockholders of a class or series shall be distributed among such stockholders in proportion to the number of shares that class or series held by them and recorded on the books of the Corporation. In the event that there are any assets available for distribution that are not attributable to any particular class or series of stock, such assets shall be allocated to all classes and series in proportion to the net asset value of the respective classes or series.

            (v) All holders of shares of stock shall vote as a single class or series except with respect to any matter which affects only one or more classes or series of stock, in which case only the holders of shares of the classes or series affected shall be entitled to vote.

          (c) The Corporation may issue fractional shares. Any fractional share shall carry proportionately all the rights of a whole or share, excepting any right to receive a certificate evidencing such fractional share, but including, without limitation, the right to vote and the right to receive dividends..

SIXTH:    (a)  The number of Directors of the Corporation shall be eight, or such other number as may be from time to time fixed in the manner provided by the By-Laws of the Corporation by shall never be less than three (3).

          (b) The names of the Directors who are currently in office are as follows:

            John F. Donahue        Edward L. Flaherty, Jr.
            John To Conroy, Jr.         Peter E. Madden
            William J. Copeland         Gregor F. Meyer
            J. Christopher Donahue Wesley W. Posvar
            James E. Dowd               Marjorie P. Smuts
            Lawrence D. Ellis, M.D.
SEVENTH: The Board of Directors is empowered to authorize the issuance from time to time of shares of the Corporation, whether now or hereafter authorized; provided, however, that the consideration per share to be received by the Corporation upon the issuance or sale of any shares shall be the net asset value per share determined in accordance with the requirements of the Investment Company Act of 1940 and the applicable rules and regulations of the Securities and Exchange Commission.

EIGHTH:   (a)  To the extent the Corporation has funds or property legally available therefor, each shareholder of the Corporation shall have the right at such times as may be permitted by the Corporation, but no less frequently than once each week, to require the Corporation to redeem all or any part of its shares at a redemption price equal to the net asset value per share next determined after the shares are tendered for redemption less any applicable charges as determined by the Board of Directors; said determination of the net asset value per share to be made in accordance with the requirements of the Investment Company Act of 1940 and the applicable rules and regulations of the Securities and Exchange Commission.

     Notwithstanding the foregoing, the Corporation may postpone payment or deposit of the redemption price and may suspend the right of the shareholders to require the Corporation to redeem shares of any class or series pursuant to the applicable rule and regulations, or any order, of the Securities and Exchange Commission.

          (b) The Corporation shall have the right, exercisable at the discretion of the Board of Directors, to redeem shares of any class or series of any shareholder for their then current net asset value per share for such class or series if at such time the shareholder owns shares having an aggregate net asset value of less than $250.000.

          (c) Each share is subject to redemption by the Corporation at the redemption price computed in the manner set forth in subparagraph (a) of Article EIGHTH of this Charter at any time if the Board of Directors, in its sole discretion, determines that failure to so redeem may result in the Corporation being classified as a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended from time to time.

          (d) Transfer of shares will be recorded on the stock transfer records of the Corporation at the request of the holders thereof at any time during normal business hours of the Corporation unless the Board of Directors of the Corporation determines, in its sole discretion, that allowing such transfer may result in the Corporation being classified as a "personal holding company" with the meaning the Internal Revenue Code of 1986, as amended from time to time.

NINTH:    The following provisions are hereby adopted for the purposes of defining, limiting and regulating the powers of the Corporation and of the Directors and shareholders:

          (a) No shareholder shall have any pre-emptive or preferential right of subscription to any shares of any class or series whether now or hereafter authorized. The Board of Directors may issue shares without offering the same in either whole or in part to the shareholders.

          (b) Shares may be purchased, held and disposed of by the officers and Directors of the Corporation, by partnerships of which any such officer or director may be a member and by corporations of which any officer or Director of the Corporation may be an officer or director. Except as above set forth, or authorized by the Securities and Exchange Commission, the officers and Directors of the Corporation and partnerships or corporations which are affiliates of the officers or Directors may not deal with the Corporation as principals in the purchase or sale or any securities or other property.

          (c) The Corporation may enter into exclusive or nonexclusive underwriting contracts or contracts for the sale of its shares and may also enter into contracts for investment advisory management and administrative services. The terms and conditions, methods of authorization, renewal, amendment and termination of the aforesaid contracts shall be as determined at the discretion of the Board of Directors; subject, however, to the provisions of the Charter of the Corporation, the By-Laws of the Corporation, applicable state law, and the Investment Company Act of 1940 and the rules and regulations of the Securities and Exchange Commission.

          (d) Subject to and in compliance with the provisions of the Maryland General Corporation Laws respecting interested director transactions, the Corporation may enter into a written underwriting contract, management contracts for research and advisory services with I.F.F. Research Corp. or its parent, affiliates or subsidiaries thereof, or their respective successors, or otherwise do business with such corporation, notwithstanding the fact that one or more of the Directors of the Corporation and some or all of its officers are, have been, or may become Directors, officers, employees or stockholders of I.F.F. Research Corp. or its parent, affiliates or subsidiaries or successors, and in the absence of actual fraud the Corporation may deal freely with I.F.F. Research Corp. or its parent, affiliates or subsidiaries or successors, and neither such underwriting contract, management contract or contract for research and advisory services not any other contract or transaction between the Corporation and I.F.F. Research Corp. or its parent, affiliates, subsidiaries or successors shall be invalidated or in any way affected thereby, nor shall any Director or officer of the Corporation be liable to the Corporation or to any shareholder or creditor of the Corporation or to any other person for any loss incurred under or by reason of any such contract or transaction. Notwithstanding the foregoing, no officer or Director or underwriter or investment adviser of the Corporation shall be protected against any liability to the Corporation or to its security holders to which he would otherwise by subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
          (e) Every person who is or has been a Director, officer, employee or agent of the Corporation and persons who serve at the Corporation's request as Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall be indemnified by the Corporation to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise by virtue of the Corporation or of another corporation, partnership, joint venture, trust or other enterprise at the request of the Corporation and against amounts paid or incurred by him in the settlement thereof; provided that no indemnification shall be provided hereunder to a Director, officer, employee or agent against any liability to the Corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involve in the conduct of his office.

          (f) The Board of Directors shall, subject to the laws of Maryland, have the power to determine, from time to time, whether and to what extent and at what times and places and under what conditions and regulations any accounts and books of the Corporation, or any of them shall be open to the inspection of the shareholder.

          (g) Notwithstanding any provision of law requiring a greater proportion than a majority of the votes of any or all classes or series of shares entitled to be cast, to take or authorize any action, the Corporation may take or authorize any such action upon the concurrence of a majority of the aggregate number of the votes entitled to be cast thereon.

          (h) The Corporation reserves the right from time to time to make any amendment to its Charter now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in its Charter, or any outstanding shares or any class or series.
          (i) In addition to the powers and authority conferred upon them by the Charter of the Corporation or By-Laws, the Board of Directors may exercise all such powers and authority and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of applicable state law and the Charter and By-Laws of the Corporation.

          (j) The Board of Directors is expressly authorized to determine what constitutes net profits, earnings, surplus or net assets in excess of capital, and to determine what accounting periods shall be used by the Corporation for any purpose, whether annual or any other period, including daily; to set apart out of any funds of the Corporation such reserves for such purposes as it shall determine and to abolish the same; to declare and pay dividend and distributions in cash, securities or other property from surplus or any funds legally available therefor at such intervals (which may be as frequently as daily) or on such other periodic basis, as it shall determine for any class or series of the Corporation; to declare such dividend or distributions for any class or series of the Corporation by means of a formula or other method of determination, at meetings held less frequently than the frequency of the effectiveness of such declarations; to establish payment dates for dividends or any other distributions for any class or series of the Corporation on any basis, including dates occurring less frequently than the effectiveness of declarations thereof; and to provide for the payment of declared dividends on a date earlier or later than the specified payment date in the case of shareholders of such series or class redeeming their entire ownership of shares.

TENTH:    The Corporation acknowledges that Federated Investors, Inc. has reserved the right to grant the non-exclusive use of the name "Federated" or any derivative thereof to any other investment company, investment adviser, distributor, or other business enterprise, and to withdraw from the Corporation the use of the name, "Federated."

ELEVENTH: The duration of the Corporation shall be perpetual.

     SECOND:The restatement of the Charter was approved by a majority of the entire Board of Directors.

     THIRD: The provisions set forth in these Articles of Restatement are all the provisions of the Charter currently in effect. The current address of the principal office of the Corporation, the name and address of the Corporation's current resident agent and the number of directors of the Corporation and the names of those currently in office are as stated above.

     FOURTH:The charter is not amended by these Articles of Restatement.

     IN WITNESS WHEREOF, Stock and Bond Fund, Inc. has caused these Article of Restatement to be signed in its name and on its behalf by its Vice president and attested by its Assistant Secretary on April 28, 1993. The undersigned Vice President acknowledges these Articles of Restatement to be the corporate act of the Corporation and states to the best of his knowledge, information and belief that the matters and facts set forth herein with respect to authorization and approval are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS                  STOCK AND BOND FUND, INC.

/s/ S. Elliot Cohen      /s/ J. Christopher Donahue
Assistant Secretary           Vice President


                            ARTICLES OF AMENDMENT
                                      OF
                          STOCK AND BOND FUND, INC.
APPROVED AND RECEIVED FOR RECORD BY THE STATE DEPARTMENT OF ASSESMENTS AND TAXATION OF MARYLAND APRIL 29, 1993 AT 2:18 O'CLOCK P.M. AS IN CONFORMITY WITH LAW AND ORDERED RECORDED.


ORGANIZATION AND              RECORDING                SPECIALS
CAPITALIZATION FEE PAID       FEE PAID            FEE PAID
$                        $ 20.00             $


TO THE CLERK OF THE SUPERIOR COURT OF BALTIMORE CITY.
     IT IS HEREBY CERTIFIED THAT THE WITHIN INSTRUMENT TOGETHER WITH ALL INDORSEMENTS THEREON HAS BEE RECEIVED, APPROVED AND RECORDED BY THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND.

                       RECORDED IN THE RECORDS OF  THE
                       STATE DEPARTMENT OF ASSESSMENTS
                       AND TAXATION OF MARYLAND IN LIBER. FOLIO



                          STOCK AND BOND FUND, INC.

                            ARTICLES SUPPLEMENTARY



     STOCK AND BOND FUND, INC., a Maryland corporation having its principal offices in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies:
     FIRST: The Board of Directors hereby reclassifies 750,000,000 of the authorized shares of Class C Shares of the Corporation as 750,000,000 shares of unclassified shares.

     SECOND: The shares of Common Stock reclassified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article FIFTH, paragraph (b) of the Corporation's charter and shall be subject to all provisions of the charter relating to stock of the Corporation generally.

     THIRD: The stock has been reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

     IN WITNESS WHEREOF, Stock and Bond Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on September 8, 1994.

     The undersigned, J. Christopher Donahue, President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

ATTEST:                       STOCK AND BOND FUND, INC.



/s/J. Crilley Kelly                By: /s/ J. Christopher Donahue
J. Crilley Kelly                J. Christopher Donahue
Assistant Secretary             President